SCHEDULE 14C INFORMATION

                       Information Statement Pursuant to
              Section 14(c) of the Securities Exchange Act of 1934


Check the appropriate box:

[X]  Preliminary Information Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)
     (2))
[ ]  Definitive Proxy Statement


                              ALPHA SPACECOM, INC.
                               -----------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rule 14c-5(g) and 0-11.

    1) Title of each class of securities to which transaction applies:

       -------------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:

       -------------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       -------------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:

       -------------------------------------------------------------------------
    5) Total fee paid:

       -------------------------------------------------------------------------
[ ] Fee paid previously by written preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously paid:
                              --------------------------------------------------
    2) Form Schedule or Registration Statement No.:
                                                   -----------------------------
    3) Filing Party:
                    ------------------------------------------------------------
    4) Date Filed:
                  --------------------------------------------------------------

                              ALPHA SPACECOM, INC.
                            (a Colorado corporation)



                      Notice of Special Shareholder Meeting

                                       and

                                 Proxy Statement

                                    CONTENTS


Letter from the President....................................................-i-
Notice of Special Shareholder Meeting.......................................-ii-
Proxy Statement................................................................1
    General....................................................................1
    Voting Rights..............................................................2
    Principal Shareholders.....................................................2
    *Proposal No. 1 - Reincorporation of Company from Colorado to Nevada.......3
    *Proposal No. 2. -Elect Three Directors...................................15
    *Proposal No. 3 - Adopt a Reverse Stock Split.............................16
    Other Matters.............................................................21
------------------------
*  To be voted on at meeting



                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT
             PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY FORM

                              ALPHA SPACECOM, INC.
                       Room 1305, 13/F Progress Commercial
                   Building, 7-17 Irving Street, Causeway Bay
                                    Hong Kong




                               ____________, 2005


Dear Shareholder,

     You are invited to attend the special meeting of shareholders of Alpha Spacecom, Inc., to be held on _____________, ______________, 2005 in Bejiing,
China.

     The Special Meeting will begin with a discussion and voting of the matters set forth in the accompanying Notice of Special Meeting and Proxy Statement and on other business matters properly brought before the meeting.

     Whether or not you plan to attend, you can be sure your shares are represented at the meeting by promptly completing, signing, dating and returning your proxy form in the enclosed envelope.

                                      Cordially,



                                      Xuedong Hu
                                      Chief Executive Officer

                              ALPHA SPACECOM, INC.
                       Room 1305, 13/F Progress Commercial
                   Building, 7-17 Irving Street, Causeway Bay
                                    Hong Kong


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                  TO BE HELD ______________, ___________, 2005


To the Shareholders of
ALPHA SPACECOM, INC.:


     Pursuant to the demand issued by the Company's Chief Executive Officer, who is also the holder of in excess of ten percent (10%) of our issued and outstanding Common Stock, please take notice that a Special Meeting of Shareholders of Alpha Spacecom, Inc. will be held at Room 710, Zhou Ji Building, No. 16 Ande Road, Dongcheng District, Bejiing100011 China,, on ____________________________, 2005 at 11:00 A.M. local time and vote on the following matters:

     1. To approve and adopt an Agreement and Plan of Merger between the Company and Alpha Spacecom, Inc., a to be formed Nevada corporation, which will be a wholly owned subsidiary of the Company, in order to effectuate a reincorporation of the Company as a Nevada corporation.

     2.   To elect the following persons as directors of the Company

                                Jian Wang
                                Xuedong Hu
                                Rain Zhang

     3. To consider and act upon a proposal from the Company's principal shareholder to undertake a reverse stock split of the Company's Common Stock, whereby one (1) share of Common Stock shall be issued in exchange for every ten (10) shares of Common Stock (the "Reverse Stock Split"). The number of shares of Common Stock authorized following this reverse stock split shall be the same as was authorized immediately prior to the Reverse Stock Split.

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     March 30, 2005, has been fixed as the record date of the shareholders entitled to vote at the meeting and only holders of shares of Common Stock and Convertible Preferred Stock of record at the close of business on that day will be entitled to vote. The stock transfer books will not be closed.

     All shareholders are cordially invited to attend the meeting. To insure your representation at the meeting, please complete and promptly mail your proxy, which is solicited by the Board of Directors, in the return envelope provided. This will not prevent you from voting in person, should you so desire, but will help to secure a quorum and avoid added solicitation costs.

                                   By Order of the Board of Directors


                                            Xuedong Hu, Chief Executive Officer

Dated: ___________, 2005



                Please date and sign the accompanying Proxy Card
                 and mail it promptly in the enclosed envelope.

                              Alpha Spacecom, Inc.


                                 PROXY STATEMENT

                      FOR A SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held ______________, 2005

     This Proxy Statement is furnished in conjunction with the solicitation of proxies by the President and principal shareholder of Alpha Spacecom, Inc., a Colorado corporation (the "Company") to be used at the Company's Special Meeting of Shareholders (the "Meeting") to be held on __________________, 2005, at11:00 a.m. at 710, Zhou Ji Building, No. 16 Ande Road, Dongcheng District, Bejiing 100011 China, and at any adjournments or postponements thereof.

     Shareholders who execute proxies retain the right to revoke them at any time before they are exercised by notice in writing to the Secretary of the Company or by revocation in person at the Meeting; unless so revoked, the shares represented by proxies will be voted at the Meeting in accordance with the directions given therein. If no directions are given, proxies will be voted FOR
(i) an Agreement and Plan of Merger with a to be formed wholly owned subsidiary, Alpha Spacecom, Inc., a Nevada corporation, in order to effectuate a change in the Company's domicile; (ii) to elect three (3) members to the Company's Board of Directors; and (iii) to undertake a reverse stock split of the Company's Common Stock, whereby one (1) share of Common Stock shall be issued in exchange for every ten (10) shares of Common Stock (the "Reverse Stock Split").

                                     GENERAL

     This Proxy Statement is being mailed to Shareholders on or about ___________, 2005, and is furnished in connection with receipt by the Company of a demand received from the Chief Executive Officer and principal shareholder of the Company and solicitation by two of the three current members of the Board of Directors of Alpha Spacecom, Inc., (the "Company") of proxies in the enclosed form to be used at the Special Meeting of Shareholders of the Company, to be held __________ ___, 2005, and any adjournment or adjournments thereof.

     The form of proxy accompanying this Proxy Statement and the persons named therein as proxies have been approved by the Company's Chief Executive Officer and principal shareholder. Any proxy given pursuant to this solicitation is revocable at any time prior to the exercise thereof by filing with the Secretary of the Company written notice revoking it or a duly executed proxy bearing a later date and the person executing the same, if in attendance at the meeting, may vote in person instead of by proxy. When proxies in the form accompanying this Proxy Statement are returned properly executed, the shares represented thereby will be voted as indicated therein and in this Proxy Statement, and where a choice has been specified by the shareholder on the proxy, the shares will be voted in accordance with the specifications so made. Other than dissemination of the materials included herein, no additional solicitation of proxies will be undertaken by the Company. The cost of preparing, assembling and mailing the material submitted herewith will be paid from the funds of the Company.

     Matters to be considered and acted upon at the meeting are set forth in the Notice of Special Meeting accompanying this Proxy Statement and are more fully outlined herein.

                                  VOTING RIGHTS

     Shareholders of record at the close of business on March 30, 2005, are entitled to vote at this meeting. On that date, the Company had issued and outstanding 119,286,000 shares of its Common Stock, par value $.001 per share; 23,000 shares of the Company's Series A Cumulative Convertible Preferred Stock, each such share convertible into one share of the Company's Common Stock; and 9,124,445 shares of the Company's Series B Convertible Preferred Stock, each such share convertible into ninety (90) shares of the Company's Common Stock. Both the Series A and Series B Preferred Stock have voting rights equal to the number of shares they are convertible into. Holders of the issued and outstanding Common Shares are entitled to one vote for each share held by them. There were no other voting securities issued or outstanding. A majority of the outstanding shares will constitute a quorum at the meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

                             PRINCIPAL SHAREHOLDERS

     As of the record date and the date of this Proxy Statement, there are 119,286,000 shares of our Common Stock issued and outstanding; 23,000 shares of the Company's Series A 7% Cumulative Convertible Preferred Stock, each such share convertible into one share of the Company's Common Stock; and 9,626,000 shares of the Company's Series B Convertible Preferred Stock, each such share convertible into ninety (90) shares of the Company's Common Stock. Both the Series A and Series B Preferred Stock have voting rights equal to the number of shares they are convertible into. The following table represents information with respect to the persons who are known to the Company to be the beneficial owners of more than five percent of the Common Stock as of the record date and assumes conversion of the Company's outstanding Convertible Preferred Stock:

      Name and Address            Amount and Nature of
    of Beneficial Owner         Beneficial Ownership(1)(2)  Percent of Class
    -------------------         --------------------------  ----------------

Hu Xue Dong                         821,200,000 Shares            87.3%
Room 710, Zhou Ji Building
No. 16 Ande Road
Dongcheng District,
Bejiing 100011 China

All Officers and Directors            7,673,830 Shares            88.1%
as a Group (3 Persons)

(1) Common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of March 30, 2005, are deemed to be outstanding and to be beneficially owned by the holder thereof for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2) Mr. Hu owns 9,124,445 shares of Series B Convertible Preferred Stock, which are convertible into 821,200,000 shares of Common Stock of the Company. Upon conversion, the 821,200,000 will be owned indirectly through Mr. Hu's controlling interest in the following entities: (i) 511,200,000 through Alpha Sky Investment Limited, (ii) 10,000,000 through Project Connect Limited (iii) 20,000,000 through Sino Advantage Limited, (iv) 40,000,000 through Sparkle Success Limited, (v) 50,000,000 through Choice Rich Investments Limited, (vi) 90,000,000 through Glory Asset Investments Limited, and (vii) 100,000,000 through Success Day Investments Limited.

     Mr. Hu, the owner of in excess of 50% of the voting securities of the Company, has indicated that he intends to vote in favor of all of the Proposals submitted herein. Therefore, approval of the Proposals included herein is assured.

               PROPOSAL 1: REINCORPORATION FROM COLORADO TO NEVADA

GENERAL

     We propose to change our state of incorporation from Colorado to Nevada (the "Reincorporation"). For the reasons set forth below, our President/Principal Shareholder believes that our best interest and our shareholders will be best served by the Reincorporation. Such Reincorporation will be accomplished by merging our Company with and into its wholly-owned Nevada subsidiary, Alpha Spacecom, Inc. ("ASC-NV"). The proposal to change our state of incorporation gives our shareholders dissenters rights under Colorado law. The Reincorporation will not result in a change in our name, capitalization or any other material term included in our current Articles of Incorporation.

REASONS FOR THE REINCORPORATION

     The Company has no customers, facilities, employees, commercial relationships or other significant contacts with the State of Colorado. The only reason that the Company is incorporated in the State of Colorado is that its public predecessor was based and incorporated in the State of Colorado. Our Board of Directors believe that a change in our state of incorporation from Colorado to Nevada will meet our business needs and that the Colorado Business Corporations Act ("CBCA") does not offer corporate law advantages comparable to those provided by the laws of the State of Nevada. The Company also wishes to reincorporate to Nevada in order to have more flexibility in approval of corporate actions by shareholders acting through written consent. The corporate laws of the State of Nevada are, in the opinion of the Company, more flexible and less burdensome in areas like the need to call a shareholders' meeting to approve any and all corporate actions or certain changes to the Articles of Incorporation. Reincorporation from Colorado to Nevada also may make it easier to attract future candidates willing to serve on our board of directors. Potential candidates are generally more familiar with Nevada law, including provisions relating to director indemnification, from their past business experience.

LIMITATION OF SHAREHOLDERS' PARTICIPATION IN CONSIDERATION AND APPROVAL OF FUTURE CORPORATE ACTIONS

     BY APPROVING THE MERGER AND REINCORPORATION, YOU WILL CAUSE THE SURVIVING CORPORATION'S NEVADA ARTICLES OF INCORPORATION AND NEVADA BY-LAWS TO GOVERN CORPORATE GOVERNANCE. WHILE NO CHANGES TO THE COMPANY'S CURRENT ARTICLES OF INCORPORATION ARE BEING ADOPTED, BY REINCORPORATING TO NEVADA, ONE SHAREHOLDER, MR. HU, WHO HOLDS OVER 80% OF THE VOTING POWER OF THE COMPANY, WILL BE ABLE TO APPROVE BY WRITTEN CONSENT AND WITHOUT ANY VOTE BY THE OTHER SHAREHOLDERS ALMOST ANY PROPOSED CORPORATE ACTION, INCLUDING APPROVAL OF AMENDMENTS TO THE ARTICLES OF INCORPORATION, APPROVAL OF SIGNIFICANT CORPORATE TRANSACTIONS LIKE MERGERS, RECLASSIFICATIONS OF COMPANY'S SECURITIES, THE NUMBER OF DIRECTORS ON THE COMPANY'S BOARD OF DIRECTORS, DISSOLUTION OF THE COMPANY AND GOING PRIVATE TRANSACTIONS. WHILE MR. HU WOULD HAVE SUFFICIENT VOTING POWER UNDER THE CBCA TO APPROVE ALMOST EVERY PROPOSED CORPORATE ACTION, HE WOULD HAVE TO APPROVE SUCH ACTIONS AT A SHAREHOLDERS' MEETING AT WHICH THE OTHER SHAREHOLDERS WOULD HAVE THE OPPORTUNITY TO VOICE THEIR OPINIONS AND CAST THEIR VOTES AS WELL AS RECEIVE ANSWERS FROM THE COMPANY'S SENIOR MANAGEMENT ON ANY PROPOSED CORPORATE ACTION. UNDER NEVADA LAW, MR. HU COULD APPROVE MOST PROPOSED CORPORATE ACTIONS WITHOUT A SHAREHOLDERS' MEETING AND WITHOUT THE COMPANY SOLICITING YOUR VOTE AT A SHAREHOLDERS' MEETING.

THE MERGER AGREEMENT

     To effect our Reincorporation in Nevada, we will be merged with and into ASC-NV, with ASC-NV being the surviving corporation (the "Agreement and Plan of Merger"). Following the merger, the Company will conduct the business of the Company as a Nevada corporation under the name "Alpha Spacecom, Inc." and will assume all of our assets and liabilities. The persons nominated and elected herein to be our Board of Directors and officers will become the Board of Directors and officers of the surviving corporation for identical terms of office.

     At the effective time of the Reincorporation, each outstanding share of our Colorado Common and Preferred Stock will automatically be converted into one fully paid and nonassessable share of Common Stock and Preferred Stock, respectively, each having a par value $0.001, of ASC-NV (hereinafter jointly referred to as the "ASC-NV Stock"), each having the same rights as exist prior to the merger. We do not intend to issue new stock certificates to stockholders of record upon the effective date of the merger and each certificate representing issued and outstanding shares of our Colorado Stock immediately prior to the effective date of the merger will evidence ownership of the shares of ASC-NV Stock after the effective date of the merger. Thus, it will not be necessary for our shareholders to exchange their existing stock certificates for certificates of ASC-NV. However, after consummation of the merger, any stockholder desiring a new form of stock certificate may submit the existing stock certificate to

ASC-NV's transfer agent for cancellation, and obtain a new Nevada form of certificate.

STOCKHOLDERS NEED NOT EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF THE SURVIVING CORPORATION. HOWEVER, ANY STOCKHOLDERS DESIRING NEW STOCK CERTIFICATES REPRESENTING COMMON STOCK OF THE SURVIVING CORPORATION MAY SUBMIT THEIR EXISTING STOCK CERTIFICATES TO COMPUTERSHARE TRUST COMPANY, INC., 350 INDIANA STREET, SUITE 800, GOLDEN, COLORADO 80401, OUR TRANSFER AGENT, AND OBTAIN NEW CERTIFICATES. THERE WILL BE A CHARGE OF APPROXIMATELY $25.00 PAYABLE BY ANY SHAREHOLDER DESIRING A NEW SHARE CERTIFICATE.

     At the effective time of the merger, ASC-NV Common Stock will be listed for trading on the OTC Bulletin Board and the Colorado Common Stock will cease to be listed on the OTC Bulletin Board.

     Approval of the Reincorporation (which constitutes approval of the Agreement and Plan of Merger) requires the affirmative vote of the holders of a majority of all of the votes entitled to be cast by the holders of the Colorado Stock of the Company.

EFFECTIVE TIME

     If approved by the requisite vote of the holders of shares of Colorado Stock, it is anticipated that the merger, and consequently the Reincorporation, will become effective at the time set forth in each of the Articles of Merger to be filed with the Secretary of State of Colorado (together with the Agreement and Plan of Merger) in accordance with Article 7-111-105 of the CBCA and the Articles of Merger to be filed with the Secretary of State of Nevada in accordance with the relevant provisions of the Nevada Revised Statutes (the "NRS"). However, the Agreement and Plan of Merger may be terminated and abandoned by action of the Board of Directors of the Company at any time prior to the effective time of the Reincorporation, whether before or after the approval by holders of shares of Colorado Stock, if the Board of Directors of the Company determines for any reason, in its sole judgment and discretion, that the consummation of the Reincorporation would be inadvisable or not in the best interests of the Company and its shareholders.

EFFECT OF NOT OBTAINING THE REQUIRED VOTE FOR APPROVAL

     If the Reincorporation proposal fails to obtain the requisite vote for approval, the Reincorporation and merger will not be consummated and the Company will continue to be incorporated in Colorado.

COMPARISON OF THE CORPORATE LAWS OF NEVADA AND COLORADO

     Although it is not practical to compare all of the differences between Colorado law and our current Articles of Incorporation and Bylaws and Nevada law and the Articles of Incorporation and Bylaws of the surviving corporation, the following is a summary of differences which we believe may significantly affect the rights of our stockholders. This summary is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences, and is qualified in its entirety by reference to the Nevada Revised Statutes ("NRS"), the Colorado Business Corporation Act ("CBCA") and the forms of the Articles of Incorporation and Bylaws of the surviving corporation. In addition to the changes described below, certain technical changes have been made to the Nevada Articles of Incorporation and Nevada Bylaws in comparison to the Colorado Articles of Incorporation and Colorado Bylaws to reflect non-material differences between the CBCA and NRS. The summary below is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences, and is qualified in its entirety by reference to the CBCA, the Colorado Articles of Incorporation, the Colorado Bylaws, the corporate laws of the State of Nevada and the Nevada Articles of Incorporation and Bylaws.

     A copy of the proposed Agreement and Plan of Merger, the Articles of Incorporation of ASC-NV and the Bylaws of ASC-NV are attached hereto as Exhibits A, B and C, respectively.

     Corporate Name
     --------------

     Under both the NRS and the CBCA, a change in the corporate name is considered an amendment to the articles of incorporation. In such event, the approval of the shareholders of a corporation is required.

     Authorized Stock and Par Value
     ------------------------------

     The authorized shares of Common Stock under the Colorado Articles of Incorporation is 250,000,000 shares, of which 200,000,000 shares are Common Stock and 50,000,000 shares are Preferred Stock. Under the Nevada Articles of Incorporation, the Company shall have the authority to issue the same number of common and preferred shares, at the same par value as currently exists. Pursuant to the terms of the Nevada Articles of Incorporation, the Board of Directors is authorized to provide for the issue of all of, or any of, the remaining shares of the preferred stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as may be permitted by the NRS.

     Dividends/Distributions
     -----------------------

     Under both the NRS and the CBCA, a corporation may make distributions to stockholders (subject to any restrictions contained in the corporation's articles of incorporation) as long as, after giving effect to the distribution,
(a) the corporation will be able to pay its debts as they become due in the usual course of business, and (b) the corporation's total assets will not be less than the sum of its total liabilities plus (unless the articles of incorporation permits otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

     Special Meetings of Shareholders
     --------------------------------

     Under Nevada and Colorado law, unless otherwise provided in the articles of incorporation or bylaws, special meetings of the stockholders may be called by the entire Board of Directors or by any two directors, or by the President. In addition, Colorado law permits the holders of not less than 10% of all votes entitled to be cast on any issue (unless a greater percentage, not to exceed 50%, is specified in the articles of incorporation) to call a special meeting. Our current Bylaws provide that a special meeting may be called by the Board, the President, or the holders of not less than 10% of all votes entitled to be cast on any issue. After the Reincorporation, our Bylaws will provide that a special meeting, except as prescribed by statute, may be called at any time by the majority of the Board, the Chairman, or by the President.

     Action by Written Consent
     -------------------------

     Under Nevada law, unless otherwise provided in a corporation's articles of incorporation, the shareholders may take action without a meeting if a consent in writing to such action is signed by the shareholders having a minimum number of votes that would be necessary to take such action at the meeting. No limitation of this right is included in the proposed Articles of ASC-NV.

     Under the CBCA, there is no provision to allow the Company's shareholders to take any action without a meeting, unless the same is done by unanimous consent.

     Quorum for Stockholder Meetings
     -------------------------------

     Under the NRS, unless otherwise provided in a corporation's articles of incorporation or its bylaws, a majority of shares entitled to vote on a matter constitutes a quorum at a meeting of stockholders.

     The CBCA is similar to the NRS, except that the quorum requirement may be provided in a corporation's articles of incorporation but not its bylaws. Our current Bylaws provide that the presence in person or by proxy of stockholders constituting a majority of the stock of the corporation entitled to vote shall constitute a quorum at all meetings of the stockholders. The proposed new Bylaws will contain a similar provision.

     Stockholder Voting Requirements
     -------------------------------

     Under both the NRS and the CBCA, if a quorum is present, directors are generally elected if they receive more votes favoring their election than opposing it, unless a greater number of votes is required by the articles of incorporation or by-laws (in the case of a Nevada corporation) or the articles of incorporation (in the case of a Colorado corporation). With respect to matters other than the election of directors, unless a greater number of affirmative votes is required by the NRS or CBCA or a Colorado corporation's articles of incorporation (but not its bylaws), if a quorum is present a proposal generally is approved if the votes cast by stockholders favoring the action exceed the votes cast by stockholders opposing the action. Under the NRS, and unless otherwise provided by the NRS or a Nevada corporation's articles of incorporation or bylaws, a proposal is approved by the affirmative vote of a majority of the shares represented at a meeting and entitled to vote on the matter. As a result, abstentions under Nevada law have the effect of a vote against most proposals. Our current Bylaws provide that a proposal generally is approved if the votes cast by stockholders favoring the action exceed the votes cast by stockholders opposing the action.

     Under both the NRS and the CBCA, in the case of a merger, consolidation or a sale, lease or exchange of all or substantially all of the assets of a corporation, the affirmative vote of the holders of a majority of the issued and outstanding shares entitled to vote is generally required. Accordingly, under the NRS and the CBCA, abstentions have the same effect as votes against such a transaction.

     Proxies
     -------

     Under Nevada law, a proxy executed by a stockholder will remain valid for a period of six months from the date of its creation, unless the proxy provides for a longer period, which may not exceed 7 years. Under Colorado law, a proxy is generally effective only for a period of 11 months unless otherwise provided in the proxy.

     Board Recommendations Regarding Merger
     --------------------------------------

     Both the NRS and the CBCA generally provide that the stockholders of a corporation must approve a merger. In order to obtain stockholder approval, the board of directors of a both a Nevada and Colorado corporation must "recommend" the plan of merger (unless a conflict of interest exists).

     Both the NRS and the CBCA provide that the board of directors may condition its submission of the proposed merger on any basis.

     Merger with Subsidiary
     ----------------------

     Under both the NRS and CBCA, a parent corporation may merge with its subsidiary, without stockholder approval, where the parent corporation owns at least 90% of the outstanding shares of each class of capital stock of its subsidiary and will be the surviving entity. However, pursuant to the Agreement and Plan of Merger, the subsidiary cannot be the surviving entity. In such event, approval of the shareholders is required under both the NRS and CBCA.

     Consideration for Stock
     -----------------------

     Under the NRS, shares may be issued for consideration consisting of any tangible or intangible property or benefit to the corporation, including but not limited to, cash, promissory notes, services performed or to be performed, contracts for services to be performed or other securities of the corporation. Under the CBCA, a corporation may issue its capital stock in return for tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed and other securities of the corporation, but not for services to be performed. However, a promissory note does not constitute consideration for shares unless the note is negotiable and is secured by collateral, other than the shares, having a fair market value at least equal to the principal amount of the note.

     Board Vacancies
     ---------------

     The NRS provides that, unless otherwise provided in a corporation's articles of incorporation or bylaws, a vacancy or newly created directorship on the board of directors may be filled by a majority of the remaining directors, even though less than a quorum. Under the CBCA, a vacancy on the board of directors may be filled by an affirmative vote of the remaining directors or by the shareholders, unless the articles of incorporation provides otherwise.

     Removal of Directors
     --------------------

     The NRS provides that, except with respect to corporations with classified boards or cumulative voting, a director may be removed by the holders of two-thirds of the shares entitled to vote at an election of directors, unless the articles of incorporation provide for a greater percentage to approve the action. In the event the corporation provides in its articles of incorporation for the election of directors by cumulative voting, any director or directors who constitute fewer than all of the incumbent directors may not be removed from office at any one time, except by the vote of stockholders owning sufficient shares to prevent each director's election to office at the time of removal. The Articles of Incorporation of ASC-NV will not contain a provision for cumulative voting.

     The CBCA provides that, except with respect to corporations with directors elected by a voting group of stockholders or by cumulative voting, stockholders may remove one or more directors with or without cause unless the corporation's articles of icorporation provides that directors may be removed only for cause. None of our directors are elected by a voting group and there is no cumulative voting.

     The surviving corporation's Articles of Incorporation provides that a director may be removed with or without cause.

     Committees of the Board of Directors
     ------------------------------------

     The NRS and the CBCA both provide that the board of directors of a corporation may delegate many of its duties to one or more committees elected by a majority of the board. A Nevada corporation may delegate to a committee of the board of directors all the powers and authority of the board of directors in the management of the business and affairs of the corporation but no such committee may approve or adopt or recommend to the stockholders any action or matter for which the NRS requires shareholder approval or adopt, amend or repeal any bylaw of the corporation.

     The CBCA places more limitations on the types of activities that can be delegated to committees of the board. Under Colorado law, a committee of the board of directors may not authorize distributions, approve or propose to stockholders actions or proposals required to be approved by the stockholders, fill a vacancy on the board, adopt, amend or repeal the bylaws, approve a plan of merger not requiring shareholder approval, authorize the issuance of stock, or authorize the reacquisition of the corporation's own stock.

     Dissenters' Rights
     ------------------

     Under the NRS, dissenters' rights are afforded to stockholders who follow prescribed statutory procedures in connection with a merger or consolidation (subject to restrictions similar to those provided by the CBCA, as described below), sale of the corporations' assets, or any other action requiring shareholder approval. Under the NRS, there are no appraisal rights in connection with a dissenting shareholder. Rather, the matter is submitted to a court proceeding to establish the fair market value. Unless provided for in the articles of incorporation, dissenters' rights do not apply to a stockholder of a Nevada corporation if the stockholder's shares were (a) listed on a national securities exchange or designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc., or (b) held of record by more than 2,000 stockholders.

     Under the CBCA, dissenting stockholders who follow prescribed statutory procedures are, in certain circumstances, entitled to judicial appraisal rights in the case of (a) a merger or consolidation, (b) a sale or exchange of all or substantially all the assets of a corporation, (c) consummation of a sale, lease, exchange or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the stockholder is entitled to vote upon the consent of the corporation to the disposition. Such rights are not provided when (a) such stockholders are stockholders of a corporation surviving a merger or consolidation where no vote of the stockholders is required for the merger or consolidation, or (b) shares of the corporation are listed on a national securities exchange, designated as a national market security by the Nasdaq Stock Market or held of record by more the 2,000 stockholders.

     Amendment to Articles of Incorporation
     --------------------------------------

     The NRS and the CBCA generally provide that an amendment to the articles of incorporation must be approved by the board of directors and by the stockholders of a corporation. The NRS provides that a vote to amend the corporation's articles of incorporation requires the approval of a majority of the outstanding stock entitled to vote. Therefore, under the NRS, an abstention or a non-vote effectively counts as a vote against an amendment to the articles of incorporation.

     Under the CBCA, an amendment to a Colorado corporation's articles of incorporation generally requires that the votes cast in favor of the amendment exceed the votes cast against the amendment unless the CBCA, the corporation's articles of incorporation or the corporation's board of directors requires a greater vote.

     Amendments to Bylaws
     --------------------

     The NRS provides that the stockholders and, if provided in the articles of incorporation, the board of directors, are entitled to amend the bylaws. The CBCA provides that the stockholders, as well as the directors, may amend the bylaws, unless such power is reserved to the stockholders by the articles of incorporation or by specified action of the stockholders.

Neither the Company's current Articles of Incorporation nor the surviving corporation's Articles of Incorporation reserve such power to the stockholders.

     Liability of Directors
     ----------------------

     Except in certain circumstances, the NRS provides that a director is not individually liable to the corporation or its shareholders or creditors for any damages as a result of any act of failure to act in his capacity as a director unless it is proven that (a) his acts or failure to act constituted a breach of fiduciary duty, and (b) his breach of those duties involve intentional misconduct, fraud or a knowing violation of law, unless the articles of incorporation provide otherwise.

     Under the CBCA, if so provided in the articles of incorporation, a director is not personally liable for monetary damages to the corporation or any other person except that liability is not eliminated or limited for any breach of the director's duty of loyalty to the corporation or its shareholders, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, unlawful distributions, or any act which the director, directly or indirectly, derived an improper personal benefit. Our current Articles of Incorporation, as amended, includes a provision eliminating director liability for monetary damages for breaches of a fiduciary duty to the maximum extent permitted by the CBCA and the proposed Articles of Incorporation will also include a provision eliminating director liability for monetary damages for breaches of a fiduciary duty to the maximum extent permitted by the NRS.

     Indemnification
     ---------------

     Under both the CBCA and the NRS, a corporation may generally indemnify its officers, directors, employees and agents against expenses (including attorneys'
fees), judgments, fines and amounts paid in settlement of any proceedings (other than derivative actions), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in derivative actions, except that indemnification may be made only for (a) expenses (including attorneys' fees) and certain amounts paid in settlement, and (b) in the event the person seeking indemnification has been adjudicated liable, amounts deemed proper, fair and reasonable by the appropriate court upon application thereto. The CBCA and the NRS each provide that to the extent that such persons have been successful in defense of any proceeding, they must be indemnified by the corporation against expenses actually and reasonably incurred in connection therewith.

     The Articles of Incorporation of the surviving corporation provides that directors, officers, employees and agents will be indemnified to the fullest extent permitted by the NRS.

     Stockholder Inspection of Books and Records
     -------------------------------------------

     The NRS permits any stockholder holding not less than 15% of all of the issued and outstanding shares of stock of such corporation, or has been authorized in writing by the holders of at least 15% of all of the issued and outstanding shares of stock of such corporation, upon at least 5 days written demand, the right, during normal business hours, to inspect and copy the corporation's the books of account and all financial records of the corporation, and to conduct an audit of such records. This right cannot be limited in the articles of incorporation. Costs of the same are borne by the demanding party. The aforesaid provision does not apply to any corporation that furnishes to its stockholders a detailed, annual financial statement or any corporation that has filed during the preceding 12 months all reports required to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

     Under the CBCA, a stockholder is entitled to inspect and copy, during regular business hours at the corporation's principal office, the articles of incorporation, bylaws, certain board and stockholders resolutions, all written communications to stockholders within the prior three years, a list of the names and business addresses of the corporation's directors and officers, the corporation's most recent annual report and all financial statements prepared for the periods ended during the last three years that a shareholder could have requested the same, only if the stockholder gives at least five business days' prior written notice to the corporation.

     Treasury Stock
     --------------

     A Nevada corporation may reacquire its own issued and outstanding capital stock, and such capital stock is deemed treasury stock that is issued but not outstanding. A Colorado corporation may also reacquire its own issued and outstanding capital stock. Under the CBCA, however, all capital stock reacquired by a Colorado corporation is automatically returned to the status of authorized but not issued or outstanding, and is not deemed treasury stock which is issued but not outstanding, unless a provision in the articles of incorporation so provide.

POSSIBLE DISADVANTAGE OF A CHANGE IN DOMICILE

     Despite  the  belief  of  the  Board  of   Directors   that  the   proposed
Reincorporation is in the best interests of both our Company and our shareholders, it should be noted that many of the provisions of Nevada law have not yet received extensive scrutiny and interpretation. However, the Board of Directors believe that Nevada law will provide the Company with the comprehensive flexible structure which it needs to operate effectively.

TAX CONSEQUENCES OF THE MERGER

     The merger and resulting reincorporation of the Company from Colorado to Nevada will constitute a tax-free reorganization within the meaning of Section 368 (a) (1) (F) of the Internal Revenue Code of 1986, as amended. Accordingly, for federal income tax purposes, no gain or loss will be recognized by stockholders upon the conversion of our Common Stock into the surviving corporation's Common Stock. Each stockholder whose shares are converted into the surviving corporation's Common Stock will have the same basis in the Common Stock of the surviving corporation as such stockholder had in our Common Stock held immediately prior to the effective date of the merger. The stockholder's holding period in the surviving corporation's Common Stock will, for federal income tax purposes, include the period during which the corresponding shares of the Company's Common Stock were held, provided such corresponding shares of the Company's Common Stock were held as a capital asset on the effective date of the merger.

     We will recognize no gain or loss as a result of the merger and reincorporation, and the surviving corporation generally will succeed, without adjustment, to our tax attributes. Changing our state of incorporation will not affect the amount of the corporate income and other taxes payable.

     A successful challenge by the Internal Revenue Service to the tax-free status of the Reincorporation would result in a shareholder recognizing gain or loss with respect to each share of the Company's Common Stock converted in the Reincorporation equal to the difference between that shareholder's basis in such shares and the fair market value, as of the time of the Reincorporation, of the ASC-NV Common Stock converted in the Reincorporation. In such event, a shareholder's aggregate basis in the shares of ASC-NV's Common Stock acquired in the Reincorporation would equal the fair market value of all such shares, and such shareholder's holding period for such shares would not include the period during which such shareholder held Company Common Stock

     The foregoing is only a summary of the federal income tax consequences and is not tax advice.

     This Proxy Statement does not contain any information regarding the tax consequences, if any, under applicable state, local or foreign laws, and each stockholder is advised to consult his or her personal attorney or tax advisor as to the federal, state, local or foreign tax consequences of the proposed Reincorporation in view of the stockholder's individual circumstances.

RIGHTS OF DISSENTING SHAREHOLDERS

     Summarized below are the dissenters' rights of the holder of Colorado Common Stock and the statutory procedures required to be followed in order to perfect such rights. The following summary is qualified in its entirety by reference to Article 113 of the CBCA, and each holder of Colorado Common Stock should consult with their legal counsel regarding the same. Failure to comply strictly with all conditions for asserting rights as a dissenting shareholder, including the time limits, will result in loss of such dissenters' rights by the dissenting shareholder.

     Pursuant to the CBCA, each record holder of Colorado Common Stock may assert dissenters' rights as to fewer than all of the shares of Colorado Common Stock registered in such record holder's name only if the record holder dissents and does not vote in favor of the Reincorporation proposal with respect to all shares of Colorado Common Stock beneficially owned by any one person and causes the Company to receive written notice which states such dissent and the name, address and federal taxpayer identification number, if any, of each beneficial holder on whose behalf the record holder asserts dissenters' rights.

     A beneficial holder of Colorado Common Stock may assert dissenters' rights as to the shares held on such beneficial shareholder's behalf only if the beneficial holder causes the Company to receive the record holder's written consent to the dissent not later than the time the beneficial holder asserts dissenters' rights and the beneficial holder dissents and causes the record holder to refrain from voting in favor of the Reincorporation proposal with respect to all shares of Colorado Common Stock owned by the beneficial holder.

     If the holder of Colorado Common Stock wishes to dissent, he, she or it must send to the Company, before the vote on the Reincorporation merger is taken, written notice of he, she or its intention to demand payment for his, her or its shares of Colorado Common Stock if the Reincorporation merger is effectuated. Neither a vote against the Reincorporation proposal nor any proxy directing such vote, nor abstention from voting on the Reincorporation proposal will satisfy the requirement for a written notice to the Company. All such notices should be mailed to: Alpha Spacecom, Inc. Room 1305, 13/F Progress Commercial Building, 7-17 Irving Street, Causeway Bay, Hong Kong; Attention:
Corporate Secretary.

     If the Reincorporation merger is authorized at the Special Meeting, then, within ten days thereafter, we will provide to the holder of Colorado Common Stock, if still entitled to demand payment, a written notice containing all information required by Colorado law. The dissenting holder entitled to demand payment must, in accordance with the provisions of Article 113 of the CBCA, demand payment and deposit share certificates representing such dissenting holder's shares of Colorado Common Stock. Error! Bookmark not defined.

     We will pay to the holder of Colorado Common Stock, if eligible, and if he, she or it has validly exercised his, her or its dissenters' rights under Article 113 of the CBCA, the amount we estimate is the fair value of the dissenting holder's shares plus interest at the rate provided in Article 113 of the CBCA from the effective date of the Reincorporation until the payment date. We also will provide the information required by Article 113 of the CBCA to the dissenting owner of Colorado Common Stock entitled to receive payment.

     If the holder of shares of Colorado Common Stock has validly exercised dissenters' rights under Article 113 of the CBCA and believes that (i) the amount offered or paid is less than the fair value of such holder's shares or that the interest was incorrectly calculated, (ii) we have failed to make the payment within sixty days of the deadline for receiving payment demand, or (iii) we do not return deposited certificates when required to do so, the dissenting holder may give notice to us of such holder's estimate of the fair market value of such holder's shares and the amount of interest due and demand payment of such estimate, less any payment previously made by us, or the dissenting holder may reject our offer and demand payment of the fair value of the shares and interest due. If a dissenting holder's demand for payment remains unresolved, then we may, within sixty days of receipt thereof, commence a proceeding and petition the court to determine the fair value of such dissenting holder's shares and interest due thereon. If we do not timely make such a request, we must pay the dissenting holder the amount set forth in such holder's demand for payment.

PROPOSAL NUMBER 2:  ELECT THREE PERSONS TO THE BOARD OF DIRECTORS

     Three directors will be elected at the Meeting to serve until the next annual meeting of shareholders and until their respective successors have been elected and qualified.

     EACH PROXY RECEIVED WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES NAMED BELOW UNLESS OTHERWISE SPECIFIED IN THE PROXY.

     Approval of the nominees listed below will require the affirmative vote of a majority of the shares of the Company's Common Stock entitled to vote and represented at this Special Meeting in person or by proxy. The proxies solicited hereby will be voted for approval of these nominees unless the shareholder specifies otherwise. Because the Company's present President and principal shareholder holds, in the aggregate, over 50% of the Company's voting securities and the intend to vote in favor of the Proposal, approval of the Proposal is assured.

     At this time, the Board of Directors knows of no reason why any nominee might be unable to serve. In the event any nominee refuses or is unable to serve as a director, the proxies named on the proxy card reserve full discretion to vote for such other person as may be nominated by the Board of Directors. The persons nominated for election to the Company's Board of Directors are: Jian Wang, Hu Xue Dong and Rain Zhang. With the exception of Rain Zhang, the other two nominees currently serve as a director of the Company.

     The following table sets forth certain information with respect to the nominees for directors:

         NAME OF NOMINEE            AGE          DIRECTOR SINCE
         ---------------            ---          --------------

         Xuedong Hu                  41          December 2001
         Jian Wang                   29          May 2003
         Rain Zhang                  29          N/A

     Xuedong Hu. Since December 2001, Mr. Hu has been the Chairman of the Board and Chief Executive Offer of Alpha Spacecom, Inc. and the founder of the Company. He began his professional career in the technology business in China and Singapore in the mid-1990's. In 1997, he explored the feasibility of a Ka regional system for Asia Pacific. In his current capacity as Managing Director of Alpha Spacecom, Mr. Hu is instrumental in gaining market access, forming strategic partnerships, and investment for the Alpha Spacecom regional Ka satellite project, and bringing it from concept to reality. He devotes substantially all of his time to the business of the Company.

     Jian Wang. Mr. Wang assumed his position as a Director with the Company in May 2003 and is responsible for the development of the Digital Cinema and Satellite-Pay-Per-View projects in China. Since March 2003, he has been a Project Manager with the Company. From June 2002 through February 2003, he was a system engineer with the Company. From May 2000 through May 2002, he was a technical leader for Digital Media Gateway Corp. He received a Bsc degree in 1998 from Communication University of China with a degree in electronic engineering. He devotes substantially all of his time to the business of the Company.

     Rain Zhang. Since March 2003, Ms. Zhang has been self-employed, doing business as Pinnacle International LLC, a New York limited liability company engaged in providing financial consulting services to small public and private companies internationally. Prior, from March 2002 through February 2003, Ms. Zhang was employed by Benchmark Capital Group, New York, NY, as a as a research analyst. From September 2001 through February 2002, she was unemployed. Ms. Zhang received a Masters of Business Administration degree from Case Western University in 2001 and a Bachelor degree in economics from the University of International Business and Economics in Bejing, China in 1998. If elected, she intends to devote approximately 10% of her time to the business of the Company.

EXECUTIVE OFFICERS

     The following table sets forth the names and positions of the executive officers of the Company:

        Name            Age                Position with the Company
        ----            ---                -------------------------

     Xuedong Hu          41      President, Chief Executive Officer and Director

     On February 4, 2005, Brian Brick resigned his positions as a Director and Chief Operating Officer. Mr. Brick has not been nominated to serve as a director. There are no family relationships among directors or executive officers of the Company. No officer or director serves pursuant to any employment agreement.

     IT IS RECOMMENDED THAT SHAREHOLDERS VOTE "FOR" THE NOMINEES TO THE BOARD OF DIRECTORS SET FORTH ABOVE.

PROPOSAL NUMBER 3: ADOPTION OF A REVERSE STOCK SPLIT

     The terms of the Reverse Stock Split provide for each ten (10) of the outstanding shares of our Common Stock on the date of the Reverse Stock Split (the "Old Shares") will be automatically converted into one (1) share of our Common Stock (the "New Shares"), thereby reducing the number of shares of our Common Stock issued and outstanding.

     The Reverse Stock Split will not change the par value designation of our Common Stock, or the number of shares of our Common Stock authorized for issuance. It will reduce the number of shares of Common Stock issuable upon conversion of the Company's Series A and Series B Convertible Preferred Stock by the same ratio of the Reverse Stock Split.

PURPOSE AND EFFECT OF THE AMENDMENT

     Our Board of Directors believes that the relatively low per-share market price of our

Common Stock impairs the acceptability of our Common Stock to certain members of the investing public, as well as the viability of our current business plan. Because of the current low price of our Common Stock, our credibility as a viable business enterprise is negatively impacted. Specifically, many analysts will not or are not permitted to initiate coverage on any securities that trade below $5.00. In addition, certain investors view low-priced stock as unattractive or, as a matter of policy, are precluded from purchasing low-priced securities. However, certain other investors may be attracted to low-priced stock because of the greater trading volatility sometimes associated with such securities.

     Because brokerage commissions on low-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, the current share price of our Common Stock can result in individual stockholders paying transaction costs (commissions, markups or markdowns) that represent a higher percentage of their total share value than would be the case if the share price were substantially higher. This factor also may limit the willingness of institutions to purchase our Common Stock at its current price levels.

     Also, our Board of Directors believes that some potential executives and other employees are less likely to consider working for a company with a low stock price, regardless of the size of the company's market capitalization. If the Reverse Stock Split successfully increases the per share price of our Common Stock (of which there can be no assurance), our Board of Directors believes this increase could enhance our Company's ability to attract and retain key executives and other employees. The reduction in the number of outstanding shares is expected to increase the bid price of our Common Stock, although there can be no assurance that the price will increase in inverse proportion to the ratio of the Reverse Stock Split ratio.

     For these reasons our Board of Directors has chosen to adopt and recommend the Reverse Stock Split.

     The market price of our Common Stock is also based on factors, which may be unrelated to the number of shares outstanding. These factors include our performance, general economic and market conditions and other factors, many of which are beyond our control.

     The Reverse Stock Split will affect all of the holders of our Common Stock and Preferred Stock uniformly. Any fractional shares existing as a result of the Reverse Stock Split shall be rounded to the next higher whole number to those shareholders who are entitled to receive them as a consequence of the Reverse Stock Split. After the Effective Date (as hereinafter defined) of the Reverse Stock Split, each stockholder will own a reduced number of shares of our Common Stock, but will hold the same percentage of the outstanding shares as such stockholder held prior to the Effective Date.

     The number of shares subject to the conversion feature of our Series A and Series B Preferred Stock will be reduced consistent with the Common Stock. For example, the Company's Series B Convertible Preferred Stock is currently convertible into 821,000,000 shares of the Company's Common Stock. Following the adoption of the Reverse Stock Split, the number of shares to which the Series B Preferred Stock will be convertible into shall be 82,100,000.

     The liquidity of our Common Stock may be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split. In addition, the split will increase the number of shareholders who own odd-lots. An odd-lot is fewer than 100 shares. Such shareholders may experience an increase in the cost of selling their shares and may have greater difficulty in making sales.

     The Reverse Stock Split will not affect the par value of our Common Stock. As a result, on the Effective Date, the stated capital on our balance sheet attributable to our Common Stock will be reduced in proportion with the exchange ratio for the Reverse Stock Split and our additional paid-in capital account will be credited with the amount by which the stated capital is reduced. These accounting entries will have no impact on total stockholders' equity. All share and per share information will be retroactively adjusted following the Effective Date to reflect the Reverse Stock Split for all periods presented in future filings.

     The Board considered reducing the number of shares of authorized Common Stock in connection with the Reverse Stock Split, but determined that the availability of additional shares may be beneficial to our Company in the future. The availability of additional authorized shares will allow the Board to issue shares for corporate purposes, if appropriate opportunities should arise, without further action by the stockholders or the time delay involved in obtaining stockholder approval (except to the extent that approval is otherwise required by applicable law). Such purposes could include meeting requirements for capital expenditures or working capital or, depending on the market conditions, effecting future acquisitions of other businesses through the issuance of shares.

     Because the Reverse Stock Split results in an increased number of authorized but unissued shares of our Common Stock, it may be construed as having an anti-takeover effect. Although the Reverse Stock Split is not being undertaken by the Board for this purpose, in the future the Board could, subject to its fiduciary duties and applicable law, use the increased number of authorized but unissued shares to frustrate persons seeking to take over or otherwise gain control of our Company by, for example, privately placing shares with purchasers who might side with the Board in opposing a hostile takeover bid. Shares of Common Stock could also be issued to a holder that would thereafter have sufficient voting power to assure that any proposal to amend or repeal our Bylaws or certain provisions of our Articles of Incorporation would not receive the requisite vote. Such uses of our Common Stock could render more difficult, or discourage, an attempt to acquire control of our Company if such transactions were opposed by the Board. However, it is also possible that an indirect result of the anti-takeover effect of the Reverse Stock Split could be that shareholders will be denied the opportunity to obtain any advantages of a hostile takeover, including, but not limited to, receiving a premium to the then current market price of the Company's Common Stock, if the same was so offered by a party attempting a hostile takeover of the Company. The Company is not aware of any party's interest in or efforts to engage in a hostile takeover attempt as of the date of this Information Statement.

     The Reverse Stock Split and the other terms of the Amendment will have the following effects upon our Common Stock:

     o The number of shares owned by each holder of Common Stock will be reduced by the ratio of ten (10) to one (1), reducing the number of shares of the Company's Common Stock outstanding from 119,286,000 shares, to approximately 11,928,600 shares;

     o The number of shares owned by each holder of Preferred Stock will not be reduced, but the number of shares issuable upon conversion shall be reduced by the ratio of ten (10) to one (1), reducing the number of shares of the Company's Common Stock reserved for issuance upon conversion from 821,221,000 shares, to approximately 82,122,100 shares;

     o The number of shares of Common Stock and Preferred Stock we are authorized to issue will remain the same at 200,000,000 shares and 50,000,000 shares, respectively;

     o    The par value of our Common and Preferred Stock will remain the same.

     The New Shares will be fully paid and non-assessable. The Amendment will not change any of the other terms of our Common Stock. The New Shares will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Old Shares. Each shareholder's percentage ownership of the New Shares will not be altered.

     Because the number of authorized shares of our Common Stock will not be reduced, the overall effect will be an increase in authorized but unissued shares of our Common Stock as a result of the Reverse Stock Split. These shares may be issued by our Board of Directors in its sole discretion. Any future issuance will have the effect of diluting the percentage of stock ownership and voting rights of the present holders of our Common Stock.

     We have no present intention of seeking to terminate our registration and our reporting requirements under the Exchange Act.

MANNER OF AFFECTING THE REVERSE STOCK SPLIT

     If  and  when   adopted,   the  Reverse   Stock  Split  will  be  effective
____________, 2005 (the "Effective Date"). As soon as practicable after the Effective Date, our transfer agent, Computershare Trust Company, Inc., will send a letter of transmittal to each holder of record of Old Shares outstanding on the Effective Date. The letter of transmittal will contain instructions for the surrender of certificates representing the Old Shares. Upon proper completion and execution of the letter of transmittal and return thereof, together with certificates representing the Old Shares, a shareholder will be entitled to receive a certificate representing the number of the New Shares into which his Old Shares have been reclassified as a result of the Reverse Stock Split. Shareholders should not submit any certificate until requested to do so. No new certificates will be issued to a shareholder until such shareholder has surrendered his outstanding certificates, together with the properly completed and executed letter of transmittal. Until so surrendered, each outstanding certificate representing the Old Shares will be deemed for all corporate purposes after the Effective Date to evidence ownership of the New Shares in the appropriately reduced number.

NO RIGHTS OF APPRAISAL

     Under the laws of the States of Colorado or Nevada, shareholders are not entitled to appraisal rights with respect to the Reverse Stock Split and we will not independently provide shareholders with any such right.

VOTE REQUIRED

     The Reverse Stock Split requires the approval of the holders of a majority of the outstanding shares of our Common Stock. Holders of our Common Stock are entitled to one vote per share on all matters submitted to a vote. As of the record date and the date of this Proxy Statement, there are 119,286,000 shares of our Common Stock issued and outstanding, 23,000 shares of the Company's Series A 7% Cumulative Convertible Preferred Stock, each such share convertible into one share of the Company's Common Stock, and 9,626,000 shares of the Company's Series B Convertible Preferred Stock, each such share convertible into ninety (90) shares of the Company's Common Stock. Because the Company's present President and principal shareholder holds, in the aggregate, over 50% of the Company's voting securities and the intend to vote in favor of the Proposal, approval of the Proposal is assured.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT

     The following is a summary of certain material federal income tax consequences of the Reverse Stock Split, and does not purport to be a complete discussion of all of the possible federal income tax consequences of the Reverse Stock Split. It does not discuss any state, local, foreign or minimum income or other U.S. federal tax consequences. Also, it does not address the tax consequences to shareholders who are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, non resident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the Old Shares were, and the New Shares will be, held as a "capital asset," as defined in the Internal Revenue Code of 1986, as amended (generally, property held for investment). The tax treatment of a shareholder may vary depending upon the particular facts and circumstances of such shareholder.

     EACH SHAREHOLDER SHOULD CONSULT WITH SUCH SHAREHOLDER'S OWN TAX ADVISOR WITH RESPECT TO THE CONSEQUENCES OF THE REVERSE STOCK SPLIT.

     No gain or loss should be recognized by a shareholder of our Company upon such shareholder's exchange of Old Shares for New Shares pursuant to the Reverse Stock Split. The aggregate tax basis of the New Shares received in the Reverse Stock Split will be the same as the shareholder's aggregate tax basis in the Old Shares exchanged therefor. The shareholder's holding period for the New Shares will include the period during which the shareholder held the Old Shares surrendered in the Reverse Stock Split.

     IT IS RECOMMENDED THAT YOU VOTE FOR THE PROPOSAL TO RATIFY THE REVERSE STOCK SPLIT.

                                  OTHER MATTERS

     The Company knows of no other business to be presented at the meeting. However, if any other business is brought before the meeting, the proxies solicited hereby will be voted in the discretion of management.

     Any shareholder proposal which may be properly included in the proxy solicitation material for our Annual Meeting of Shareholders to be held after the Company's fiscal year ending December 31, 2005, should be sent to the Company, Attention: Corporate Secretary, and must be received not later than February 28, 2006.

     The cost of soliciting proxies will be borne by the Company. The Company has not retained any third party to assist in the solicitation of proxies and the Company does not expect to pay any compensation for the solicitation of proxies; however, brokers and other custodians, nominees, or fiduciaries will be reimbursed for their expenses in forwarding proxy material to principals and obtaining their proxies.

     Cumulative voting of the Company's Common Stock is prohibited pursuant to the Company's Articles of Incorporation.

     It is important, to secure a quorum, that your stock be represented at this Meeting regardless of the number of shares held by you. Even if you do not expect to be present, please sign, date and return the enclosed proxy promptly.

                                  By Order of the Board of Directors,


                                         Xuedong Hu, Chief Executive Officer
Dated:                       , 2005
       ----------------------

PROXY                          Alpha Spacecom, Inc.                        PROXY

     The undersigned hereby appoints Xuedong Hu and Jian Wang, or either of them, with power of substitution, as proxies to vote the shares of Common Stock of the undersigned in Alpha Spacecom, Inc. at the Special Meeting of Shareholders to be held , 2005 at 11:00 A.M. at Room 710, Zhou Ji Building, No. 16 Ande Road, Dongcheng District, Bejiing, China, 100011, and at any adjournment thereof, upon all business that may properly come before the meeting, including the business identified (and in the manner indicated) on this proxy and described in the proxy statement furnished herewith. Indicate your vote by an [X]. It is recommended that you vote FOR all items.

Proposal

1. Ratification of the a proposal to approve the reincorporation of the Company from the State of Colorado to the State of Nevada;

                          __ FOR __ AGAINST __ ABSTAIN

2.   To elect the following persons as directors of the Company

        Jian Wang            __  FOR    __  AGAINST    __  ABSTAIN
        Xuedong Hu           __  FOR    __  AGAINST    __  ABSTAIN
        Rain Zhang           __  FOR    __  AGAINST    __  ABSTAIN

3. To consider and act upon a proposal from the Company's principal shareholder to undertake a reverse stock split of the Company's Common Stock, whereby one (1) share of Common Stock shall be issued in exchange for every ten (10) shares of Common Stock (the "Reverse Stock Split"). The number of shares of Common Stock authorized following this reverse stock split shall be the same as was authorized immediately prior to the Reverse Stock Split.

                          __ FOR __ AGAINST __ ABSTAIN

           (PLEASE RETURN PROMPTLY IN THE STAMPED, ENCLOSED ENVELOPE.)

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S PRINCIPAL SHAREHOLDER WHO RECOMMENDS VOTING FOR ALL ITEMS. IT WILL BE VOTED AS SPECIFIED. IF NOT SPECIFIED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ALL ITEMS.

___________________, 2005           __________________________________________
Date                                Signature
_________________________           __________________________________________
No. of Shares                       Printed Name

Please sign exactly as name(s) appear on this proxy. If joint account, each joint owner should sign. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing.

ADDITIONAL SIGNATURES:                      ____________________________________
(if necessary)                              Signature
                                            ____________________________________
                                            Printed Name

                                                                       Exhibit A

                          AGREEMENT AND PLAN OF MERGER


     This AGREEMENT AND PLAN OF MERGER (hereinafter called this "Agreement"), dated as of _____________, 2005, is entered into between ALPHA SPACECOM, INC., a Colorado corporation (the "Company") and ALPHA SPACECOM, INC., a Nevada corporation and a wholly owned subsidiary of the Company ("ASC-NV"). The Company and ASC-NV may hereinafter also be referred to individually as a "party" and collectively as the "parties".

                                    RECITALS

WHEREAS, the respective board of directors of each of the Company and ASC-NV deems it advisable, upon the terms and subject to the conditions herein stated, that the Company be merged with and into ASC-NV, and that ASC-NV be the surviving corporation (the "Reincorporation Merger"); and

WHEREAS, the Company have submited this Agreement for approval to the holders of shares of Common Stock of the Company ("Colorado Common Stock").

NOW, THEREFORE, in consideration of the premises and of the agreements of the parties hereto contained herein, the parties agree as follows:

                                    ARTICLE I

                   THE REINCORPORATION MERGER; EFFECTIVE TIME

Section 1.1. The Reincorporation Merger. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.2), the Company shall be merged with and into ASC-NV whereupon the separate existence of the Company shall cease. ASC-NV shall be the surviving corporation (sometimes hereinafter referred to as the "Surviving Corporation") in the Reincorporation Merger and shall continue to be governed by the laws of the State of Nevada. The Reincorporation Merger shall have the effects specified in the Revised Statutes of the State of Nevada, as amended (the "NRS") and in the Colorado Business Corporation Act, as amended (the "CBCA") and the Surviving Corporation shall succeed, without other transfer, to all of the assets and property (whether real, personal or mixed), rights, privileges, franchises, immunities and powers of the Company, and shall assume and be subject to all of the duties, liabilities, obligations and restrictions of every kind and description of the Company, including, without limitation, all outstanding indebtedness of the Company.

Section 1.2.  Effective  Time.  Provided that the condition set forth in Section
5.1 has been fulfilled or waived in accordance with this Agreement and that this Agreement has not been terminated or abandoned pursuant to Section 6.1, on the date of the closing of the Reincorporation Merger, the Company and ASC-NV shall cause Articles of Merger to be executed and filed with the Secretary of State of Colorado (the "Colorado Articles of Merger") and a Articles of Merger to be executed and filed with the Secretary of State of Nevada (the "Nevada Articles of Merger"). The Reincorporation

Merger shall become effective upon the date and time specified in the Colorado Articles of Merger and the Nevada Articles of Merger (the "Effective Time").

                                   ARTICLE II

                 CHARTER AND BYLAWS OF THE SURVIVING CORPORATION

Section 2.1. The Articles of Incorporation. The Amended and Restated Articles of Incorporation of ASC-NV in effect at the Effective Time shall be the Articles of incorporation of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

Section 2.2. The Bylaws. The bylaws of ASC-NV in effect at the Effective Time shall be the bylaws of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

                                   ARTICLE III

               OFFICERS AND DIRECTORS OF THE SURVIVING CORPORATION

Section 3.1. Officers. The officers of the Company at the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

Section 3.2. Directors. The directors of the board of directors of the Company at the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

                                   ARTICLE IV

                        EFFECT OF MERGER ON CAPITAL STOCK

Section 4.1. Effect of Merger on Capital Stock. At the Effective Time, as a result of the Reincorporation Merger and without any action on the part of the Company, ASC-NV or the shareholders of the Company:

     (a) Each share of Colorado Common Stock (other than shares ("Dissenting Shares") that are owned by shareholders ("Dissenting Shareholders") exercising dissenters' rights pursuant to Article 113 of the CBCA, issued and outstanding immediately prior to the Effective Time shall be converted (without the surrender of stock Articless or any other action) into one fully paid and non-assessable share of Common Stock, par value $0.001, of ASC-NV ("ASC-NV Common Stock"), with the same rights, powers and privileges as the shares so converted and all shares of Colorado Common Stock shall be cancelled and retired and shall cease to exist.

     (b) Each option, warrant, purchase right, unit or other security of the Company issued and outstanding immediately prior to the Effective Time shall be converted into and shall be an identical security of ASC-NV.

Section 4.2. Articles. At and after the Effective Time, all of the outstanding Articles which immediately prior thereto represented shares of Colorado Common Stock (other than Dissenting Shares) or options, warrants, purchase rights, units or other securities of the Company shall be deemed for all purposes to evidence ownership of and to represent the shares of the respective Nevada Common Stock, or options, warrants, purchase rights, units or other securities of ASC-NV, as the case may be, into which the shares of Colorado Common Stock or options, warrants, purchase rights, units or other securities of the Company represented by such Articles have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding Articles shall, until such Articles shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Nevada Common Stock or options, warrants, purchase rights, units or other securities of ASC-NV, as the case may be, evidenced by such outstanding Articles, as above provided.

Section 4.3 Dissenters' Rights. No Dissenting Shareholder shall be entitled to shares of Nevada Common Stock under this Article IV unless and until the holder thereof shall have failed to perfect or shall have effectively withdrawn or lost such holder's right to dissent from the Reincorporation Merger under the CBCA, and any Dissenting Shareholder shall be entitled to receive only the payment provided by Article 113 of the CBCA with respect to Dissenting Shares owned by such Dissenting Shareholder. If any person or entity who otherwise would be deemed a Dissenting Shareholder shall have failed to properly perfect or shall have effectively withdrawn or lost the right to dissent with respect to any shares which would be Dissenting Shares but for that failure to perfect or withdrawal or loss of the right to dissent, such Dissenting Shares shall thereupon be treated as though such Dissenting Shares had been converted into shares of Nevada Common Stock pursuant to Section 4.1 hereof.

                                    ARTICLE V

                               CONDITION PRECEDENT

Section 5.1. Condition to Each Party's Obligation to Effect the Reincorporation Merger. The respective obligation of each party hereto to effect the Reincorporation Merger is subject to receipt prior to the Effective Time of the requisite approval of this Agreement and the transactions contemplated hereby by a majority of the holders of Colorado Common Stock pursuant to the CBCA and the Articles of Incorporation of the Company.

                                   ARTICLE VI

                                   TERMINATION

Section 6.1. Termination. This Agreement may be terminated, and the Reincorporation Merger may be abandoned, at any time prior to the Effective Time, whether before or after approval of this Agreement by the shareholders of the Company, if the board of directors of the Company determines for any reason, in its sole judgment and discretion, that the consummation of the Reincorporation Merger would be inadvisable or not in the best interests of the Company and its shareholders. In the event of the termination and abandonment of this Agreement, this Agreement shall become null and void and have no effect, without any liability on the part of either the Company or ASC-NV, or any of their respective shareholders, directors or officers.

                                   ARTICLE VII

                            MISCELLANEOUS AND GENERAL

Section 7.1. Modification or Amendment. Subject to the provisions of applicable law, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement; provided, however, that an amendment made subsequent to the approval of this Agreement by the holders of Colorado Common Stock shall not
(i) alter or change the amount or kind of shares and/or rights to be received in exchange for or on conversion of all or any of the shares or any class or series thereof of such corporation, (ii) alter or change any provision of the Articles of incorporation of the Surviving Corporation to be effected by the Reincorporation Merger, or (iii) alter or change any of the terms or conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any of the parties hereto.

Section 7.2. Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

Section 7.3. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF NEVADA WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

Section 7.4. Entire Agreement. This Agreement constitutes the entire agreement and supercedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.

Section 7.5. No Third Party Beneficiaries. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

Section 7.6. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is determined by any court or other authority of competent jurisdiction to be invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

Section 7.7. Headings. The headings therein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

                                            ALPHA SPACECOM, INC.,
                                            a Colorado corporation

                                            By:_______________________
                                            Name:
                                            Title:


                                            ALPHA SPACECOM, INC.,
                                            a Nevada corporation

                                            By:________________________
                                            Name:
                                            Title:

                                    EXHIBIT B

                            ARTICLES OF INCORPORATION

                                       OF

                              ALPHA SPACECOM, INC.


     The undersigned, being the original incorporator herein named, for the purpose of forming a corporation to do business both within and without the State of Nevada, and in pursuance of the corporation laws of the State of Nevada, being Chapter 78 of the Nevada Revised Statutes, do make and file these Articles of Incorporation hereby declaring and certifying that the facts herein stated are true:

     1. The name of the corporation is ALPHA SPACECOM, INC.

     2. Its principal office in the County of Clark, State of Nevada, is located at 1555 E. Flamingo Road, Suite 155, Las Vegas, Nevada 89119. The name of its Resident Agent is CHQ Incorporated.

         3. The purposes for which the corporation is organized are to engage in any activity or business not in conflict with the laws of the State of Nevada or of the United States of America, and without limiting the generality of the foregoing, specifically:

               A. To have and to exercise all the powers now or hereafter conferred by the laws of the State of Nevada upon corporations organized pursuant to the laws under which the corporation is organized and any and all acts amendatory thereof and supplemental thereto.

               B. To discount and negotiate promissory notes, drafts, bills of exchange and other evidences of debt, and to collect for others money due them on notes, checks, drafts, bills of exchange, commercial paper or other evidence of indebtedness.

               C. To purchase or otherwise acquire, own, hold, lease, sell, exchange, assign, transfer, mortgage, pledge, or otherwise dispose of, to guarantee, to invest, trade, and deal in and with personal property of every class and description.

               D. To enter into any kind of contract or agreement, cooperative or profit sharing plan with its officers or employees that the corporation may deem fit.

               E. To purchase, lease, or otherwise acquire, in whole or in part, the business, goodwill, rights, franchises and property of every kind, and to undertake the whole or any part of the assets or liabilities, of any person, firm, association, non-profit or profit corporation, or own property necessary or suitable for its purposes, and to pay the same in cash, in the stocks or bonds of the corporation or otherwise, to hold or in any manner dispose of the whole or any part of the business or property so acquired and to exercise all of the powers necessary or incidental to the conduct of such business.

               F. To lend or borrow money and to negotiate and make loans, either on its own account or as agent or broker for others.

               G. To enter into, make, perform and carry out contracts of every kind and for any lawful purpose, without limit as to amount with any person, firm, association, cooperative, profit or non-profit corporation, municipality, state or government or any subdivision, district or department thereof.

               H. To buy, sell, exchange, negotiate, or otherwise deal in, or hypothecate securities, stocks, bonds, debentures, mortgages, notes or other collateral or securities, created or issued by any corporation wherever organized including this corporation, within such limits as may be provided by law, and while owner of any such stocks or other collateral to exercise all rights, powers and privileges of ownership, including the right to vote the same, and to subscribe for stock of any corporation to be organized, other than to promote the organization thereof.

               I. To purchase or otherwise acquire, own, hold, lease, sell, exchange, assign, transfer, mortgage, pledge, license or otherwise dispose of any letters, patents, copyrights, or trademarks of every class and description.

               J. To do any and all other such acts, things, business or businesses in any manner connected with or necessary, incidental, convenient or auxiliary to do any of these objectives hereinbefore enumerated, or calculated, directly or indirectly, to promote the interest of the corporation; and in carrying on its purposes, or for the purpose of obtaining or furthering any of its businesses, to do any and all acts and things, and to exercise any and all other powers which a natural person could do or exercise, and which now or hereafter may be authorized by law, here and in any other part of the world.

               K. The several clauses contained in this statement of powers shall be construed in each of these clauses and shall be in no way limited or restricted by reference to or inference from the terms of any other clauses, but shall be regarded as independent purposes and powers; and no recitation, expression or declaration of specific or special powers or purposes herein enumerated shall be deemed to be exclusive, but is hereby expressly declared that all other lawful powers not inconsistent herewith are hereby included.

     4. The total number of shares of all classes which the corporation shall have authority to issue is 250,000,000 of which 50,000,000 shall be Preferred Shares, $.001 par value per share, and 200,000,000 shall be Common Shares, $.001 par value per share, and the designations, preferences, limitations and relative rights of the shares of each class are as follows:

               A. Preferred Shares. The corporation may divide and issue the Preferred Shares in series. Preferred Shares of each series when issued shall be designated to distinguish it from the shares of all other series. The Board of Directors is hereby expressly vested with authority to divide the class of Preferred Shares into series and to fix and determine the relative rights and preferences of the shares of any such series so established to the full extent permitted by these Articles of Incorporation and the laws of the State of Nevada in respect to the following:

                    (1) The number of shares to constitute such series,  and the distinctive designations thereof;

                    (2) The  rate and preference of dividends, if any, the time of payment of dividends, whether dividends are cumulative and the date from which any dividend shall accrue;

                    (3)  Whether  shares  may  be  redeemed  and,  if  so,   the
               redemption price and the terms and conditions of redemption;

                    (4) The amount payable upon shares in event  of  involuntary liquidation;

                    (5) The amount payable upon shares in event of voluntary liquidation;

                    (6) Sinking  fund  or  other  provisions,  if any, for   the
               redemption or purchase of shares;

                    (7) The  terms  and  conditions  on  which  shares   may  be
               converted, if the shares of any series are issued with the privilege of conversion;

                    (8) Voting powers, if any; and

                    (9) Any other relative  rights and  preferences of shares of such series, including, without limitation, any restriction on an increase in the number of shares of any series theretofore authorized and any limitation or restriction of rights or powers to which shares of any further series shall be subject.

               B. Common Shares.

                    (1) The  rights  of  holders  of  Common  Shares  to receive dividends or share in the distribution of assets in the event of liquidation, dissolution or winding up of the affairs of the corporation shall be subject to the preferences, limitations and relative rights of the Preferred Shares fixed in the resolution or resolutions which may be adopted from time to time by the Board of Directors or the corporation providing for the issuance of one or more series of the Preferred Shares.

                    (2) The holders of the Common  Shares  shall be  entitled to one vote for each share of Common Shares held by them of record at the time for determining the holders thereof entitled to vote.

     No holder of shares of the corporation of any class shall have any preemptive or preferential right in or preemptive or preferential right to subscribe to or for or acquire any new or additional shares, or any subsequent issue of shares, or any unissued or treasury shares of the corporation, whether now or hereafter authorized, or any securities convertible into or carrying a right to subscribe to or for or acquire any such shares, whether nor or hereafter authorized. All shares are to be non-assessable.

     5. The governing board shall be styled "directors" and the first Board of Directors shall be three (3) in number.

     So long as all of the shares of the corporation are owned beneficially and of record by either one or two shareholders, the number of directors may be less than three, but not less than the number of shareholders. Otherwise, the number of directors shall not be less than three.

     Subject to the foregoing limitations, the number of directors shall not be reduced to less than one, and may, at any time, be increased or decreased by a duly adopted amendment to these Articles of Incorporation, or in such manner as shall be provided in the Bylaws of the corporation duly adopted by either the Board of Directors or the shareholders.

     The names and addresses of the first Board of Directors are as follows:

                 Name               Address
                 ----               -------

          Jian Wang                 Room 1305, 13/F Progress Commercial Building
                                    7-17 Irving Street, Causeway Bay
                                    Hong Kong

          Xuedong Hu                Room 1305, 13/F Progress Commercial Building
                                    7-17 Irving Street, Causeway Bay
                                    Hong Kong

          Rain Zhang                Room 1305, 13/F Progress Commercial Building
                                    7-17 Irving Street, Causeway Bay
                                    Hong Kong

     6. The name and address of the incorporator of the corporation is as follows:

                        Name                 Address
                        ----                 -------

                   Andew I. Telsey           12835 E. Arapahoe Rd.
                                             Tower One, Penthouse
                                             Englewood, CO 80112

     7. The period of the corporation's duration is perpetual.

     8. The corporation may:

          A. Indemnify any person who was or is a party to or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the corporation), by reason of the fact that he is or was a director, officer, employee, fiduciary or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, fiduciary or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorney fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in the best interest of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct as unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in the best interest of the corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe his conduct was unlawful.

          B. The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, fiduciary or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorney fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in the best interest of the corporation; but no indemnification shall be made in respect of any claim, issue, or matter as to which such person has been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which such court deems proper.

          C. To the extent that a director, officer, employee, fiduciary, or agent of the corporation has been successful on the merits in defense of any action, suit, or proceeding referred to in subparagraph A or B of this
     Article 8, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorney fees) actually and reasonably incurred by him in connection therewith.

          D. Any indemnification under subparagraph A or B of this Article 8 (unless ordered by a court) and as distinguished from subparagraph C of this Article shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee, fiduciary or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subparagraph A or B above. Such determination shall be made by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit, or proceeding, or, if the Board of Directors so direct, by independent legal counsel in a written opinion, or by the shareholders.

          E. Expenses (including attorney fees) incurred in defending a civil or criminal action, suit, or proceeding may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding as authorized in subparagraph C or D of this Article 8 upon receipt of an undertaking by or on behalf of the director, officer, employee, fiduciary or agent to repay such amount unless it is ultimately determined that he is entitled to be indemnified by the corporation as authorized in this Article 8.

          F. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, fiduciary or agent of the corporation, or who is or was serving at the request of the corporation as a director, officer, employee, fiduciary or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article 8.

     9. Provisions for the regulation of the internal affairs of the corporation are contained in the Bylaws of this corporation.

                             INDEX TO THE BYLAWS OF

                              ALPHA SPACECOM, INC.

ARTICLE 1 - OFFICES........................................................... 1
             SECTION 1.1  PRINCIPAL OFFICE.................................... 1
             SECTION 1.2  REGISTERED OFFICE................................... 1

ARTICLE 2 - SHAREHOLDERS...................................................... 1
             SECTION 2.1  ANNUAL MEETING...................................... 1
             SECTION 2.2  SPECIAL MEETINGS.................................... 2
             SECTION 2.3  PLACE OF MEETINGS................................... 2
             SECTION 2.4  NOTICE OF MEETING .................................. 2
             SECTION 2.5  MEETING OF ALL SHAREHOLDERS ........................ 2
             SECTION 2.6  CLOSING OF TRANSFER BOOKS OR
                  FIXING OF RECORD DATE....................................... 2
             SECTION 2.7  VOTING RECORD....................................... 3
             SECTION 2.8  QUORUM.............................................. 3
             SECTION 2.9  MANNER OF ACTING.................................... 3
             SECTION 2.10  PROXIES............................................ 4
             SECTION 2.11  VOTING OF SHARES................................... 4
             SECTION 2.12  VOTING OF SHARES BY CERTAIN SHAREHOLDERS........... 4
             SECTION 2.13  INFORMAL ACTION BY SHAREHOLDERS.................... 5
             SECTION 2.14  VOTING BY BALLOT................................... 5
             SECTION 2.15  CUMULATIVE VOTING.................................. 5

ARTICLE 3 - BOARD OF DIRECTORS................................................ 5
             SECTION 3.1  GENERAL POWERS...................................... 5
             SECTION 3.2  PERFORMANCE OF DUTIES............................... 5
             SECTION 3.3  NUMBER, TENURE AND QUALIFICATIONS................... 6
             SECTION 3.4  REGULAR MEETINGS.................................... 6
             SECTION 3.5  SPECIAL MEETINGS.................................... 6
             SECTION 3.6  NOTICE.............................................. 6
             SECTION 3.7  QUORUM.............................................. 7
             SECTION 3.8  MANNER OF ACTING.................................... 7
             SECTION 3.9  INFORMAL ACTION BY DIRECTORS........................ 7
             SECTION 3.10  PARTICIPATION BY ELECTRONIC MEANS.................. 7
             SECTION 3.11  VACANCIES.......................................... 7
             SECTION 3.12  RESIGNATION........................................ 8
             SECTION 3.13  REMOVAL............................................ 8
             SECTION 3.14  COMMITTEES......................................... 8
             SECTION 3.15  COMPENSATION....................................... 8
             SECTION 3.16  PRESUMPTION OF ASSENT.............................. 8

ARTICLE 4 - OFFICERS.......................................................... 9
             SECTION 4.1  NUMBER.............................................. 9
             SECTION 4.2  ELECTION AND TERM OF OFFICE......................... 9
             SECTION 4.3  REMOVAL............................................. 9

             SECTION 4.4  VACANCIES........................................... 9
             SECTION 4.5  PRESIDENT........................................... 9
             SECTION 4.6  VICE PRESIDENT......................................10
             SECTION 4.7  SECRETARY...........................................10
             SECTION 4.8  TREASURER...........................................10
             SECTION 4.9  ASSISTANT SECRETARIES AND ASSISTANT TREASURERS......10
             SECTION 4.10  BONDS..............................................11
             SECTION 4.11  SALARIES...........................................11

ARTICLE 5 - CONTRACTS, LOANS, CHECKS AND DEPOSITS.............................11
             SECTION 5.1  CONTRACTS...........................................11
             SECTION 5.2  LOANS...............................................11
             SECTION 5.3  CHECKS, DRAFTS, ETC.................................11
             SECTION 5.4  DEPOSITS............................................11

ARTICLE 6 - SHARES, CERTIFICATES FOR SHARES
                  AND TRANSFER OF SHARES......................................12
             SECTION 6.1  REGULATION..........................................12
             SECTION 6.2  CERTIFICATES FOR SHARES.............................12
             SECTION 6.3  CANCELLATION OF CERTIFICATES........................12
             SECTION 6.4  LOST, STOLEN OR DESTROYED CERTIFICATES..............13
             SECTION 6.5  TRANSFER OF SHARES..................................13

ARTICLE 7 - FISCAL YEAR.......................................................13

ARTICLE 8 - DIVIDENDS.........................................................13

ARTICLE 9 - CORPORATE SEAL....................................................14

ARTICLE 10 - WAIVER OF NOTICE.................................................14

ARTICLE 11 - AMENDMENTS.......................................................14

ARTICLE 12 - EXECUTIVE COMMITTEE..............................................14
             SECTION 12.1  APPOINTMENT........................................14
             SECTION 12.2  AUTHORITY..........................................14
             SECTION 12.3  TENURE AND QUALIFICATIONS..........................15
             SECTION 12.4  MEETINGS...........................................15
             SECTION 12.5  QUORUM.............................................15
             SECTION 12.6  INFORMAL ACTION BY EXECUTIVE COMMITTEE.............15
             SECTION 12.7  VACANCIES..........................................15
             SECTION 12.8  RESIGNATIONS AND REMOVAL...........................15
             SECTION 12.9  PROCEDURE..........................................16

ARTICLE 13 - INDEMNIFICATION..................................................15
             SECTION 13.1  INDEMNIFICATION....................................15
             SECTION 13.2  RIGHT TO INDEMNIFICATION...........................17
             SECTION 13.3  GROUPS AUTHORIZED TO MAKE INDEMNIFICATION

                  DETERMINATION...............................................17
             SECTION 13.4  PAYMENT AND ADVANCE OF EXPENSES....................17

CERTIFICATE...................................................................18

                                     BYLAWS

                                       OF

                              ALPHA SPACECOM, INC.


                               ARTICLE 1 - OFFICES

                          SECTION 1.1 PRINCIPAL OFFICE

     The initial principal office of the corporation in the state of Nevada shall be located in Las Vegas. The corporation may have such other offices, either within or outside of the state of Nevada as the board of directors may designate, or as the business of the corporation may require from time to time.

                          SECTION 1.2 REGISTERED OFFICE

     The registered office of the corporation, required by Chapter 78 of the Nevada Revised Statutes to be maintained in the state of Nevada, may be, but need not be, identical with the principal office in the state of Nevada, and the address of the registered office may be changed from time to time by the board of directors.


                            ARTICLE 2 - SHAREHOLDERS

                           SECTION 2.1 ANNUAL MEETING

     The annual meeting of the shareholders shall be held on the first Tuesday in the month of May of each year, commencing with the year 2006, at the hour of 10:00 a.m., or at such other time on such other day as shall be fixed by the board of directors for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meeting shall be a legal holiday in the state of Nevada, such meeting shall be held on the next succeeding business day. If the election of directors shall not be held on the day designated herein for any annual meeting of the shareholders, or at any adjournment thereof, the board of directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as may be convenient.

                          SECTION 2.2 SPECIAL MEETINGS

     Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the president or by the board of directors, and shall be called by the president at the request of the holders of not less than one-tenth of all outstanding shares of the corporation entitled to vote at the meeting.

                          SECTION 2.3 PLACE OF MEETINGS

     The board of directors may designate any place, either within or outside of the state of Nevada, as the place of meeting for any annual meeting or for any special meeting called by the board of directors. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the principal office of the corporation in the state of Nevada.

                          SECTION 2.4 NOTICE OF MEETING

     Written notice stating the place, day and hour of the meeting of shareholders and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall, unless otherwise prescribed by statute, be delivered not less than ten nor more than sixty days before the date of the meeting, either personally or by mail, by or at the direction of the president, or the secretary, or the officer or other persons calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the shareholder at his or her address as it appears on the stock transfer books of the corporation, with postage thereon prepaid.

                     SECTION 2.5 MEETING OF ALL SHAREHOLDERS

     Except as provided by law, if a majority of the shareholders meet at any time and place, either within or outside of the state of Nevada, and consent to the holding of a meeting at such time and place, such meeting shall be valid without call or notice, and at such meeting any corporate action may be taken.

         SECTION 2.6 CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE

     For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other purpose, the board of directors of the corporation may provide that the share transfer books shall be closed for a stated period but not to exceed, in any case, sixty days. If the share transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten days immediately preceding such meeting. In lieu of closing the share transfer books, the board of directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than sixty days and, in case of a meeting of shareholders, not less than ten days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken. If the share transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the board of directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section, such determination shall apply to any adjournment thereof.

                            SECTION 2.7 VOTING RECORD

     The officer or agent having charge of the stock transfer books for shares of the corporation shall make, at least ten days before such meeting of shareholders, a complete record of the shareholders entitled to vote at each meeting of shareholders or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each. The record, for a period of ten days prior to such meeting, shall be kept on file at the principal office of the corporation, whether within or outside of the state of Nevada, and shall be subject to inspection by any shareholder for any purpose germane to the meeting at any time during usual business hours. Such record shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting for the purposes thereof.

     The original stock transfer books shall be the prima facie evidence as to who are the shareholders entitled to examine the record or transfer books or to vote at any meeting of shareholders.

                               SECTION 2.8 QUORUM

     A majority of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at any meeting of shareholders, except as otherwise provided by Chapter 78 of the Nevada Revised Statutes and the Articles of Incorporation. In the absence of a quorum at any such meeting, a majority of the shares so represented may adjourn the meeting from time to time for a period not to exceed sixty days without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal during such meeting of that number of shareholders whose absence would cause there to be less than a quorum.

                          SECTION 2.9 MANNER OF ACTING

     If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders, unless the vote of a greater proportion or number or voting by classes is otherwise required by statute or by the Articles of Incorporation or these bylaws.

                              SECTION 2.10 PROXIES

     At all meetings of shareholders a shareholder may vote in person or by proxy executed in writing by the shareholder or by a duly authorized attorney-in-fact. Such proxy shall be filed with the secretary of the corporation before or at the time of the meeting. No proxy shall be valid after six months from the date of its execution, unless otherwise provided in the proxy.

                          SECTION 2.11 VOTING OF SHARES

     Unless otherwise provided by these bylaws or the Articles of Incorporation, each outstanding share entitled to vote shall be entitled to one vote upon each matter submitted to vote at a meeting of shareholders, and each fractional share shall be entitled to a corresponding fractional vote on each such matter.

              SECTION 2.12 VOTING OF SHARES BY CERTAIN SHAREHOLDERS

     Shares standing in the name of another corporation may be voted by such officer, agent or proxy as the bylaws of such corporation may prescribe, or, in the absence of such provision, as the board of directors of such other corporation may determine.

     Shares standing in the name of a deceased person, a minor ward or an incompetent person, may be voted by an administrator, executor, court appointed guardian or conservator, either in person or by proxy without a transfer of such shares into the name of such administrator, executor, court appointed guardian or conservator. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him or her without a transfer of such shares into his or her name.

     Shares standing in the name of a receiver may be voted by such receiver and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into the trustee name if authority so to do be contained in an appropriate order of the court by which such receiver was appointed.

     A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

     Neither shares of its own stock belonging to this corporation, nor shares of its own stock held by it in a fiduciary capacity, nor shares of its own stock held by another corporation if the majority of shares entitled to vote for the election of directors of such corporation is held by this corporation may be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding shares at any given time.

     Redeemable shares which have been called for redemption shall not be entitled to vote on any matter and shall not be deemed outstanding shares on and after the date on which written notice of redemption has been mailed to shareholders and a sum sufficient to redeem such shares has been deposited with a bank or trust company with irrevocable instruction and authority to pay the redemption price to the holders of the shares upon surrender of certificates therefore.

                  SECTION 2.13 INFORMAL ACTION BY SHAREHOLDERS

     Except as provided by law, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by a majority of the shareholders entitled to vote with respect to the subject matter thereof.

                          SECTION 2.14 VOTING BY BALLOT

     Voting on any question or in any election may be by voice vote unless the presiding officer shall order or any shareholder shall demand that voting be by ballot.

                         SECTION 2.15 CUMULATIVE VOTING

     Cumulative voting shall not be permitted in the election of officers or directors, or in any other matter.


                         ARTICLE 3 - BOARD OF DIRECTORS

                           SECTION 3.1 GENERAL POWERS

     The business and affairs of the corporation shall be managed by its board of directors.

                        SECTION 3.2 PERFORMANCE OF DUTIES

     A director of the corporation shall perform his or her duties as a director, including his or her duties as a member of any committee of the board upon which he or she may serve, in good faith, in a manner he or she reasonably believes to be in the best interests of the corporation, and with such care as an ordinarily prudent person in a like position would use under similar circumstances. In performing his or her duties, a director shall be entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, in each case prepared or presented by persons and groups listed in paragraphs A, B, and C of this Section 3.2; but he or she shall not be considered to be acting in good faith if he or she has knowledge concerning the matter in question that would cause such reliance to be unwarranted. A person who so performs his or her duties shall not have any liability by reason of being or having been a director of the corporation. Those persons and groups on whose information, opinions, reports, and statements a director is entitled to rely upon are:

     A. One or more officers or employees of the corporation whom the director reasonably believes to be reliable and competent in the matter presented;

     B. Counsel, public accountants, or other persons as to matters which the director reasonably believes to be within such persons' professional or expert competence; or

     C. A committee of the board upon which he or she does not serve, duly designated in accordance with the provision of the Articles of Incorporation or the bylaws, as to matters within its designated authority, which committee the director reasonably believes to merit confidence.

                  SECTION 3.3 NUMBER, TENURE AND QUALIFICATIONS

     The number of directors of the corporation shall be fixed from time to time by resolution of the board of directors, but in no instance shall there be less than one director or that number otherwise required by law. Each director shall hold office until the next annual meeting of shareholders or until his or her successor shall have been elected and qualified. Directors need not be residents of the state of Nevada nor shareholders of the corporation.

     There shall be a chairman of the board, who has been elected from among the directors. He or she shall preside at all meetings of the stockholders and of the board of directors. He or she shall have such other powers and duties as may be prescribed by the board of directors.

                          SECTION 3.4 REGULAR MEETINGS

     A regular meeting of the board of directors shall be held without other notice than this bylaw immediately after, and at the same place as, the annual meeting of shareholders. The board of directors may provide, by resolution, the time and place, either within or without the state of Nevada, for the holding of additional regular meetings without other notice than such resolution.

                          SECTION 3.5 SPECIAL MEETINGS

     Special meetings of the board of directors may be called by or at the request of the president or any two directors. The person or persons authorized to call special meetings of the board of directors may fix any place, either within or without the state of Nevada, as the place for holding any special meeting of the board of directors called by them.

                               SECTION 3.6 NOTICE

     Written notice of any special meeting of directors shall be given as follows:

     By mail to each director at his or her business address at least three days prior to the meeting; or

     By personal delivery or telegram at least twenty-four hours prior to the meeting to the business address of each director, or in the event such notice is given on a Saturday, Sunday or holiday, to the residence address of each director. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, so addressed, with postage thereon prepaid. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. Any director may waive notice of any meeting. The attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

                               SECTION 3.7 QUORUM

     A majority of the number of directors fixed by or pursuant to Section 3.2 of this Article 3 shall constitute a quorum for the transaction of business at any meeting of the board of directors, but if less than such majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice.

                          SECTION 3.8 MANNER OF ACTING

     Except as otherwise required by law or by the Articles of Incorporation, the act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors.

                    SECTION 3.9 INFORMAL ACTION BY DIRECTORS

     Any action required or permitted to be taken by the board of directors or by a committee thereof at a meeting may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the directors or all of the committee members entitled to vote with respect to the subject matter thereof.

                 SECTION 3.10 PARTICIPATION BY ELECTRONIC MEANS

     Any members of the board of directors or any committee designated by such board may participate in a meeting of the board of directors or committee by means of telephone conference or similar communications equipment by which all persons participating in the meeting can hear each other at the same time. Such participation shall constitute presence in person at the meeting.

                             SECTION 3.11 VACANCIES

     Any vacancy occurring in the board of directors may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the board of directors. A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office. Any directorship to be filled by reason of an increase in the number of directors may be filled by election by the board of directors for a term of office continuing only until the next election of directors by the shareholders.

                            SECTION 3.12 RESIGNATION

     Any director of the corporation may resign at any time by giving written notice to the president or the secretary of the corporation. The resignation of any director shall take effect upon receipt of notice thereof or at such later time as shall be specified in such notice; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. When one or more directors shall resign from the board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.

                              SECTION 3.13 REMOVAL

     Any director or directors of the corporation may be removed at any time, with or without cause, in the manner provided in Chapter 78 of the Nevada Revised Statutes.

                             SECTION 3.14 COMMITTEES

     By resolution adopted by a majority of the board of directors, the directors may designate two or more directors to constitute a committee, any of which shall have such authority in the management of the corporation as the board of directors shall designate and as shall be prescribed by Chapter 78 of the Nevada Revised Statutes.

                            SECTION 3.15 COMPENSATION

     By resolution of the board of directors and irrespective of any personal interest of any of the members, each director may be paid his or her expenses, if any, of attendance at each meeting of the board of directors, and may be paid a stated salary as director or a fixed sum for attendance at each meeting of the board of directors or both. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

                       SECTION 3.16 PRESUMPTION OF ASSENT

     A director of the corporation who is present at a meeting of the board of directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his or her dissent shall be entered in the minutes of the meeting or unless he or she shall file his or her written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

                              ARTICLE 4 - OFFICERS

                               SECTION 4.1 NUMBER

     The officers of the corporation shall be a president, a secretary and a treasurer, each of whom shall be elected by the board of directors. Such other officers and assistant officers as may be deemed necessary may be elected or appointed by the board of directors. Any two or more offices may be held by the same person.

                     SECTION 4.2 ELECTION AND TERM OF OFFICE

     The officers of the corporation to be elected by the board of directors shall be elected annually by the board of directors at the first meeting of the board of directors held after the annual meeting of the shareholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as practicable. Each officer shall hold office until his or her successor shall have been duly elected and shall have qualified or until his or her death or until he or she shall resign or shall have been removed in the manner hereinafter provided.

                               SECTION 4.3 REMOVAL

     Any officer or agent may be removed by the board of directors whenever in its judgment the best interests of the corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

                              SECTION 4.4 VACANCIES

     A  vacancy  in  any  office   because  of  death,   resignation,   removal,
disqualification or otherwise, may be filled by the board of directors for the unexpired portion of the term.

                              SECTION 4.5 PRESIDENT

     The president shall be the chief executive officer of the corporation and, subject to the control of the board of directors, shall in general supervise and control all of the business and affairs of the corporation. He or she shall, when present, and in the absence of a chairman of the board, preside at all meetings of the shareholders and of the board of directors. He or she may sign, with the secretary or any other proper officer of the corporation thereunto authorized by the board of directors, certificates for shares of the corporation and deeds, mortgages, bonds, contracts, or other instruments which the board of directors has authorized to be executed, excepted in cases where the signing and execution thereof shall be expressly delegated by the board of directors or by these bylaws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties incident to the office of president and such other duties as may be prescribed by the board of directors from time to time.

                           SECTION 4.6 VICE PRESIDENT

     If elected or appointed by the board of directors, the vice president (or in the event there be more than one vice president, the vice presidents in the order designated at the time of their election, or in the absence of any designation, then in the order of their election) shall, in the absence of the president or in the event of his or her death, inability or refusal to act, perform all duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. Any vice president may sign, with the treasurer or an assistant treasurer or the secretary or an assistant secretary, certificates for shares of the corporation; and shall perform such other duties as from time to time may be assigned to him or her by the president or by the board of directors.

                              SECTION 4.7 SECRETARY

     The secretary shall: (a) keep the minutes of the proceedings of the shareholders and of the board of directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the corporation and see that the seal of the corporation is affixed to all documents the execution of which on behalf of the corporation under its seal is duly authorized; (d) keep a register of the post office address of each shareholder which shall be furnished to the secretary by such shareholder; (e) sign with the chairman or vice chairman of the board of directors, or the president, or a vice president, certificates for shares of the corporation, the issuance of which shall have been authorized by resolution of the board of directors; (f) have general charge of the stock transfer books of the corporation; and (g) in general perform all duties incident to the office of secretary and such other duties as from time to time may be assigned to him or her by the president or by the board of directors.

                              SECTION 4.8 TREASURER

     The treasurer shall: (a) have charge and custody of and be responsible for all funds and securities of the corporation; (b) receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in such banks, trust companies or other depositories as shall be selected in accordance with the provisions of Article 5 of these bylaws; and (c) in general perform all of the duties incident to the office of treasurer and such other duties as from time to time may be assigned to him or her by the president or by the board of directors.

           SECTION 4.9 ASSISTANT SECRETARIES AND ASSISTANT TREASURERS

     The assistant secretaries, when authorized by the board of directors, may sign with the chairman or vice chairman of the board of directors or the president or a vice president certificates for shares of the corporation the issuance of which shall have been authorized by a resolution of the board of directors. The assistant secretaries and assistant treasurers, in general, shall perform such duties as shall be assigned to them by the secretary or the treasurer, respectively, or by the president or the board of directors.

                               SECTION 4.10 BONDS

     If the board of directors by resolution shall so require, any officer or agent of the corporation shall give bond to the corporation in such amount and with such surety as the board of directors may deem sufficient, conditioned upon the faithful performance of their respective duties and offices.

                              SECTION 4.11 SALARIES

     The salaries of the officers shall be fixed from time to time by the board of directors and no officer shall be prevented from receiving such salary by reason of the fact that he or she is also a director of the corporation.


                ARTICLE 5 - CONTRACTS, LOANS, CHECKS AND DEPOSITS

                              SECTION 5.1 CONTRACTS

     The board of directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

                                SECTION 5.2 LOANS

     No loans shall be contracted on behalf of the corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the board of directors. Such authority may be general or confined to specific instances.

                        SECTION 5.3 CHECKS, DRAFTS, ETC.

     All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers, agent or agents of the corporation and in such manner as shall from time to time be determined by resolution of the board of directors.

                              SECTION 5.4 DEPOSITS

     All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the board of directors may select.


                   ARTICLE 6 - SHARES, CERTIFICATES FOR SHARES
                             AND TRANSFER OF SHARES

                             SECTION 6.1 REGULATION

     The board of directors may make such rules and regulations as it may deem appropriate concerning the issuance, transfer and registration of certificates for shares of the corporation, including the appointment of transfer agents and registrars.

                       SECTION 6.2 CERTIFICATES FOR SHARES

     Certificates representing shares of the corporation shall be respectively numbered serially for each class of shares, or series thereof, as they are issued, shall be impressed with the corporate seal or a facsimile thereof, and shall be signed by the chairman or vice-chairman of the board of directors or by the president or a vice president and by the treasurer or an assistant treasurer or by the secretary or an assistant secretary; provided that such signatures may be facsimile if the certificate is counter-signed by a transfer agent, or registered by a registrar other than the corporation itself or its employee. Each certificate shall state the name of the corporation, the fact that the corporation is organized or incorporated under the laws of the state of Nevada, the name of the person to whom issued, the date of issue, the class (or series of any class), the number of shares represented thereby and the par value of the shares represented thereby or a statement that such shares are without par value. A statement of the designations, preferences, qualifications, limitations, restrictions and special or relative rights of the shares of each class shall be set forth in full or summarized on the face or back of the certificates which the corporation shall issue, or in lieu thereof, the certificate may set forth that such a statement or summary will be furnished to any shareholder upon request without charge. Each certificate shall be otherwise in such form as may be prescribed by the board of directors and as shall conform to the rules of any stock exchange on which the shares may be listed.

     The corporation shall not issue certificates representing fractional shares and shall not be obligated to make any transfers creating a fractional interest in a share of stock. The corporation may, but shall not be obligated to, issue scrip in lieu of any fractional shares, such scrip to have terms and conditions specified by the board of directors.

                    SECTION 6.3 CANCELLATION OF CERTIFICATES

     All certificates surrendered to the corporation for transfer shall be canceled and no new certificates shall be issued in lieu thereof until the former certificate for a like number of shares shall have been surrendered and canceled, except as herein provided with respect to lost, stolen or destroyed certificates.

               SECTION 6.4 LOST, STOLEN OR DESTROYED CERTIFICATES

     Any shareholder claiming that his or her certificate for shares is lost, stolen or destroyed may make an affidavit or affirmation of that fact and lodge the same with the secretary of the corporation, accompanied by a signed application for a new certificate. Thereupon, and upon the giving of a satisfactory bond of indemnity to the corporation not exceeding an amount double the value of the shares as represented by such certificate (the necessity for such bond and the amount required to be determined by the president and treasurer of the corporation), a new certificate may be issued of the same tenor and representing the same number, class and series of shares as were represented by the certificate alleged to be lost, stolen or destroyed.

                         SECTION 6.5 TRANSFER OF SHARES

     Subject to the terms of any shareholder agreement relating to the transfer of shares or other transfer restrictions contained in the Articles of Incorporation or authorized therein, shares of the corporation shall be transferable on the books of the corporation by the holder thereof in person or by his or her duly authorized attorney, upon the surrender and cancellation of a certificate or certificates for a like number of shares. Upon presentation and surrender of a certificate for shares properly endorsed and payment of all taxes therefor, the transferee shall be entitled to a new certificate or certificates in lieu thereof. As against the corporation, a transfer of shares can be made only on the books of the corporation and in the manner hereinabove provided, and the corporation shall be entitled to treat the holder of record of any share as the owner thereof and shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by the statutes of the state of Nevada.


                             ARTICLE 7 - FISCAL YEAR

     The fiscal year of the corporation shall end on the last day of December in each calendar year. The fiscal year of the corporation may be changed by the affirmative vote of a majority of the board of directors.


                              ARTICLE 8 - DIVIDENDS

     The board of directors may from time to time declare, and the corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and its Articles of Incorporation.

                           ARTICLE 9 - CORPORATE SEAL

     The board of directors shall provide a corporate seal which shall be circular in form and shall have inscribed thereon the name of the corporation and the state of incorporation and the words "CORPORATE SEAL."


                          ARTICLE 10 - WAIVER OF NOTICE

     Whenever any notice is required to be given under the provisions of these bylaws or under the provisions of the Articles of Incorporation or under the provisions of the Chapter 78 of the Nevada Revised Statutes, or otherwise, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the event or other circumstance requiring such notice, shall be deemed equivalent to the giving of such notice.

                             ARTICLE 11 - AMENDMENTS

     These bylaws may be altered, amended or repealed and new bylaws may be adopted by a majority of the directors present at any meeting of the board of directors of the corporation at which a quorum is present.


                        ARTICLE 12 - EXECUTIVE COMMITTEE

                            SECTION 12.1 APPOINTMENT

     The board of directors by resolution adopted by a majority of the full board, may designate two or more of its members to constitute an executive committee. The designation of such committee and the delegation thereto of authority shall not operate to relieve the board of directors, or any member thereof, of any responsibility imposed by law.

                             SECTION 12.2 AUTHORITY

         The executive committee, when the board of directors is not in session, shall have and may exercise all of the authority of the board of directors except to the extent, if any, that such authority shall be limited by the resolution appointing the executive committee and except also that the executive committee shall not have the authority of the board of directors in reference to amending the Articles of Incorporation, adopting a plan of merger or consolidation, recommending to the shareholders the sale, lease or other disposition of all or substantially all of the property and assets of the corporation otherwise than in the usual and regular course of its business, recommending to the shareholders a voluntary dissolution of the corporation or a revocation thereof, or amending the bylaws of the corporation.

                     SECTION 12.3 TENURE AND QUALIFICATIONS

     Each member of the executive committee shall hold office until the next regular annual meeting of the board of directors following his or her designation and until his or her successor is designated as a member of the executive committee and is elected and qualified.

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                              SECTION 12.4 MEETINGS

     Regular meetings of the executive committee may be held without notice at such time and places as the executive committee may fix from time to time by resolution. Special meetings of the executive committee may be called by any member thereof upon not less than one day's notice stating the place, date and hour of the meeting, which notice may be written or oral, and if mailed, shall be deemed to be delivered when deposited in the United States mail addressed to the member of the executive committee at his or her business address. Any member of the executive committee may waive notice of any meeting and no notice of any meeting need be given to any member thereof who attends in person. The notice of a meeting of the executive committee need not state the business proposed to be transacted at the meeting.

                               SECTION 12.5 QUORUM

     A majority of the members of the executive committee shall constitute a quorum for the transaction of business at any meeting thereof, and action of the executive committee must be authorized by the affirmative vote of a majority of the members present at a meeting at which a quorum is present.

               SECTION 12.6 INFORMAL ACTION BY EXECUTIVE COMMITTEE

     Any action required or permitted to be taken by the executive committee at a meeting may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the directors entitled to vote with respect to the subject matter thereof.

                             SECTION 12.7 VACANCIES

     Any vacancy in the executive committee may be filled by a resolution adopted by a majority of the full board of directors.

                      SECTION 12.8 RESIGNATIONS AND REMOVAL

     Any member of the executive committee may be removed at any time with or without cause by resolution adopted by a majority of the full board of directors. Any member of the executive committee may resign from the executive committee at any time by giving written notice to the president or secretary of the corporation, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

                             SECTION 12.9 PROCEDURE

     The executive committee shall elect a presiding officer from its members and may fix its own rules of procedure which shall not be inconsistent with these bylaws. It shall keep regular minutes of its proceedings and report the same to the board of directors for its information at the meeting thereof held next after the proceedings shall have been taken.

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                          ARTICLE 13 - INDEMNIFICATION

                          SECTION 13.1 INDEMNIFICATION

     The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct as unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and that, with respect to any criminal action or proceeding, he had reasonable cause to believe his conduct was unlawful.

     The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys' fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of the corporation. Indemnification may not be made for any claim, issue or matter as to which such person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

                      SECTION 13.2 RIGHT TO INDEMNIFICATION

     To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections 13.1 and 13.2 of this
Article 13, or in defense of any claim, issue or matter therein, the corporation shall indemnify him against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense.

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      SECTION 13.3 GROUPS AUTHORIZED TO MAKE INDEMNIFICATION DETERMINATION

     Any indemnification under Sections 13.1 or 13.2 of this Article 13, unless ordered by a court or advanced pursuant to Section 13.2, may be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made: (a) by the stockholders; (b) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding; (c) if a majority vote of a quorum consisting of directors who were not parties to the action, suite or proceeding so orders, by independent legal counsel in a written opinion; or (d) if a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

                  SECTION 13.4 PAYMENT AND ADVANCE OF EXPENSES

     The expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of such action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. The provisions of this Section do not affect any rights to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.